Registration No. 033-37959
                               Investment Company Act Registration No. 811-06221
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|


                         Pre-Effective Amendment No.    [ ]
                       Post-Effective Amendment No. 21 |X|
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                              Amendment No. 22 |X|
                        (Check appropriate box or boxes.)


                           BRANDYWINE BLUE FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


              P.O. Box 4166
          Greenville, Delaware                                   19807
   ---------------------------------                             -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (302) 656-3017
                        --------------------------------
              (Registrant's Telephone Number, including Area Code)


                                                            Copy to:
                                                        Richard L. Teigen
          William F. D'Alonzo                          Foley & Lardner LLP
             P.O. Box 4166                          777 East Wisconsin Avenue
      Greenville, Delaware 19807                   Milwaukee, Wisconsin 53202
 -------------------------------------             --------------------------
(Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):


[X]  immediately upon filing pursuant to paragraph (b)



[ ]  on (date) pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a) (1)

[ ]  on (date) pursuant to paragraph (a) (1)

[ ]  75 days after filing pursuant to paragraph (a) (2)

[ ]  on (date) pursuant to paragraph (a) (2), of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS                                                      JANUARY 31, 2008



                           (THE BRANDYWINE FUNDS LOGO)

                              BRANDYWINE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.

     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

QUESTIONS YOU SHOULD ASK BEFORE
  INVESTING IN BRANDYWINE FUNDS                                               1

FEES AND EXPENSES                                                             3

INVESTMENT OBJECTIVES, STRATEGIES
  AND RISKS                                                                   4

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                          4

MANAGEMENT OF THE FUNDS                                                       4

DETERMINING NET ASSET VALUE                                                   5

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                      6

INVESTING WITH BRANDYWINE FUNDS                                               6

     How to Open Your Brandywine
       Funds Account                                                          6

     How to Buy Additional Shares in
       Brandywine Funds                                                       8

     How to Sell Shares in
       Brandywine Funds                                                       8

     Payment of Redemption Proceeds                                          10

     Disclosures Related
       to Market Timing                                                      10

     How to Exchange Shares                                                  10

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                  11

SHAREHOLDER STATEMENTS
  AND REPORTS                                                                12

ACCOUNT SERVICES AND POLICIES                                                12

FINANCIAL HIGHLIGHTS                                                         13

PRIVACY POLICY                                                               15

HOUSEHOLD DELIVERY OF
  SHAREHOLDER DOCUMENTS                                                      15

                                A WORD ABOUT RISK

     Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.

          QUESTIONS YOU SHOULD ASK BEFORE INVESTING IN BRANDYWINE FUNDS

1.   WHAT  IS  THE  FUNDS'  GOAL?

     Brandywine  Funds  seek  capital  appreciation.

2.   WHAT  ARE  THE  FUNDS'  PRINCIPAL  INVESTMENT  STRATEGIES?

     The Brandywine Funds invest principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). They utilize a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. The Brandywine Funds will invest in companies in a broad range of industries but generally focus on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. They target fundamentally sound companies that are experiencing a positive change.

     The  Funds  adhere  to a firm sell discipline. The Funds will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o    When  investor  expectations  have  become  unrealistically  high

     o    When  they  find  a  better  investment


     While this sell discipline is likely to cause the Funds to have annual portfolio turnover rates that may exceed 200%, it also causes the Funds to keep seeking better investment alternatives.


     Brandywine Fund invests in companies of all sizes. Brandywine Blue Fund invests almost exclusively in mid-cap and larger companies, usually companies having a market capitalization of more than $6 billion.

3.   WHAT  ARE  THE  PRINCIPAL  RISKS  OF  INVESTING  IN  THE  FUNDS?

     The Funds invest principally in common stocks. The prices of the stocks in which the Funds invest may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Funds invest as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Funds may lose money.

     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Funds are actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Funds must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

     Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds because the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds. The Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. In such event, the Funds' Board of Directors will reconsider its decision not to adopt policies and procedures.

     The Funds are a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Funds may not be the right choice for you.

4.   HOW  HAVE  THE  FUNDS  PERFORMED?

     The bar charts and tables that follow provide some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year and by showing how their average annual returns over 1, 5 and 10 years compare with those of the Indexes listed for each Fund. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Funds may perform better or worse in the future.

                              BRANDYWINE FUND, INC.
                        (Total return per calendar year)


1998               -0.65%
1999               53.50%
2000                7.10%
2001              -20.55%
2002              -21.71%
2003               31.46%
2004               13.11%
2005               14.39%
2006               11.09%
2007               21.80%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 32.46% (quarter ended December 31, 1999) and the lowest total return for a quarter was -18.88% (quarter ended September 30, 1998).


    AVERAGE ANNUAL
     TOTAL RETURNS
(FOR THE PERIODS ENDED                      ONE         FIVE           TEN
  DECEMBER 31, 2007)                        YEAR        YEARS         YEARS
----------------------                      ----        -----         -----
Brandywine Fund
   Return before taxes                     21.80%       18.14%        8.86%
   Return after taxes
     on distributions(1)<F1>               18.52%       17.47%        7.18%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>                 16.29%       15.86%        6.94%
S&P 500(2)<F2>(3)<F3>                       5.49%       12.82%        5.91%
Russell 3000(2)<F2>(4)<F4>                  5.14%       13.63%        6.22%
Russell 3000 Growth(2)<F2>(5)<F5>          11.40%       12.42%        3.83%


(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell 3000 Index, a trademark of the Frank Russell Company, is 3,000 of the largest publicly traded companies in the United States equity market and includes income.


(5)<F5> The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Index, which do include income.


                           BRANDYWINE BLUE FUND, INC.
                        (Total return per calendar year)


1998               -0.98%
1999               49.36%
2000                6.81%
2001              -22.81%
2002              -13.49%
2003               29.39%
2004               19.27%
2005                8.39%
2006               10.89%
2007               23.46%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 31.37% (quarter ended December 31, 1999) and the lowest total return for a quarter was -19.93% (quarter ended September 30, 1998).


    AVERAGE ANNUAL
    TOTAL RETURNS
(FOR THE PERIODS ENDED                  ONE           FIVE            TEN
  DECEMBER 31, 2007)                    YEAR          YEARS          YEARS
----------------------                  ----          -----          -----
Brandywine Blue Fund
   Return before taxes                 23.46%         18.02%         9.22%
   Return after taxes
     on distributions(1)<F6>           20.16%         17.00%         7.70%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F6>             16.25%         15.47%         7.34%
S&P 500(2)<F7>(3)<F8>                   5.49%         12.82%         5.91%
Russell 1000(2)<F7>(4)<F9>              5.77%         13.43%         6.20%
Russell 1000 Growth(2)<F7>(5)<F10>     11.81%         12.10%         3.83%


(1)<F6> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F7>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(3)<F8> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F9> The Russell 1000 Index, a trademark of the Frank Russell Company, is the largest 1,000 of the 3,000 largest publicly traded companies in the Russell 3000 Index and includes income.
(5)<F10> The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values and includes income.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                            BRANDYWINE        BRANDYWINE
                                               FUND            BLUE FUND
                                            ----------        ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM
  YOUR INVESTMENT)
    Maximum Sales Charge (Load)
      Imposed on Purchases (as a
      percentage of offering price)            None              None
    Maximum Deferred
      Sales Charge (Load)                      None              None
    Maximum Sales Charge (Load)
      Imposed on Reinvested
      Dividends and Distributions              None              None
    Redemption Fee                             None*<F11>        None*<F11>
    Exchange Fee                               None              None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
    Management Fees                            1.00%             1.00%
    Distribution and/or
      Service (12b-1) Fees                     None              None
    Other Expenses                             0.08%             0.12%
    Total Fund Operating
      Expenses                                 1.08%             1.12%


*<F11> The Funds' transfer agent charges a fee of $15.00 for each wire redemption.

Example:

     This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                       1 YEAR         3 YEARS         5 YEARS         10 YEARS
                       ------         -------         -------         --------
Brandywine Fund         $110            $343            $595           $1,317
Brandywine Blue         $114            $356            $617           $1,363


                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                         THE FUNDS' INVESTMENT OBJECTIVE

     Each Fund's investment objective is capital appreciation. The Funds may change their investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Funds may not appreciate and investors may lose money.

                        THE FUNDS' INVESTMENT STRATEGIES

     The Funds' investment adviser believes the Funds are most likely to achieve their investment objective if they consistently invest in companies that perform better than the investment community expects. Accordingly, the Funds invest in fundamentally sound companies that are experiencing a positive change.
Fundamentally sound companies generally have some or all of the following attributes:

          Earnings growth  of  over  20%  annually
          High  rates  of  profitability
          Strong  balance  sheets
          High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

     The  positive  change  could  be:
          New  products
          New  management
          An  acquisition  or  divestiture
          Legislative  changes

     The Brandywine Funds typically do not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Funds are generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                             INVESTING IN THE FUNDS

     Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Funds invest may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The Funds' investment adviser believes that the following are some of the main reasons why common stocks or ADRs purchased by the Funds may decline in value.



     1. The Funds' investment adviser was incorrect in its assessment of a company's prospects.

     2. The Funds' investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

     3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                          TEMPORARY DEFENSIVE POSITIONS

     The Funds may, in response to adverse market, economic, political or other conditions, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies but that are dictated by their sell discipline. This means the Funds will attempt to avoid losses by investing in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements. The Funds will not be able to achieve their investment objectives of capital appreciation to the extent that they invest in money market instruments since these securities do not appreciate in value. When the Funds are not taking a temporary defensive position, they still will hold enough cash and money market instruments to meet current needs and to take advantage of investment opportunities.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures with respect to the disclosure of its portfolio holdings.

                             MANAGEMENT OF THE FUNDS

                                ABOUT THE ADVISER


     Friess Associates, LLC (the "Adviser"), P.O. Box 576, Jackson, Wyoming 83001 manages the investment portfolios for the Funds. The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), P.O. Box 4166, Greenville, Delaware 19807. In addition to the Funds, Friess Associates, LLC is the investment adviser to Brandywine Advisors Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.



                                  COMPENSATION

     As the investment adviser to the Funds, the Adviser manages the investment portfolios for the Funds. The Funds pay the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Funds.

     The Adviser, NOT THE BRANDYWINE FUNDS, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements for the Funds with the Adviser is available in the Funds' semi-annual report to shareholders for the most recent period ended March 31.

                              INVESTMENT DECISIONS

     The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolios of the Funds, directing the purchase and sale of investment securities in the day to day management of the Funds. In allocating brokerage business for the Funds, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

     All investment decisions are made by a team of investment professionals representing the Adviser and Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority. Other senior members of the Adviser are John P. Ragard and Jonathan S. Fenn.

     The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

     Mr. D'Alonzo has been an officer of both Funds since 1990 and a director since 2001 and Chairman of the Board of Directors since 2004. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Messrs. Ragard and Fenn are both Research Team Leaders and have been members of the Management Committee of the Adviser and Sub-Adviser since 2001.

                           DETERMINING NET ASSET VALUE

     The price at which investors purchase shares of the Funds and at which shareholders redeem shares of the Funds is called the net asset value ("NAV"). The Funds calculate NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Funds calculate NAV based on the market price of the securities (other than money market instruments) they hold.

     If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

     If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

     The NAV of each Fund can be found daily on the Funds' website, www.brandywinefunds.com and in the mutual fund listings of most major newspapers under the heading "Brandywine Funds." The Nasdaq symbols are "BRWIX" for Brandywine Fund and "BLUEX" for Brandywine Blue Fund.

                                ABOUT OUR MINIMUM
                            REQUIREMENTS FOR INITIAL
                                   INVESTMENT

     The Board of Directors has established $10,000 as the minimum initial investment in each of the Brandywine Funds.

     Employees, officers and directors of the Funds, the Adviser or the Sub-Adviser or firms providing contractual services to the Funds, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The officers of the Funds may, but are not required to, waive or lower the requirement for charitable organizations and employee benefit plans whose aggregate investment exceeds a Fund's minimum initial investment requirement. The officers may also, but are not required to, waive or lower the requirement for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

     Shares sold through Servicing Agents, as defined on page 7, may not be subject to any minimum investment requirements.

                                 INVESTING WITH
                                BRANDYWINE FUNDS

     Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.

                                HOW TO OPEN YOUR
                            BRANDYWINE FUNDS ACCOUNT

1.     Read  this  prospectus  carefully.

2.     Determine  how  much  you  want  to  invest  and  in  which  fund.

MINIMUM  INVESTMENTS  ARE  AS  FOLLOWS:

BRANDYWINE  FUND
TO  OPEN  A  NEW  ACCOUNT                                   $10,000
TO  ADD  TO  AN  EXISTING  ACCOUNT                           $1,000

BRANDYWINE  BLUE  FUND
TO  OPEN  A  NEW  ACCOUNT                                   $10,000
TO  ADD  TO  AN  EXISTING  ACCOUNT                           $1,000

3. Complete the appropriate parts of the purchase application, carefully following the instructions. (Additional purchase applications may be obtained from the Funds' website, www.brandywinefunds.com or by contacting the Funds.)

     Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-800-656-3017 or 1-414-765-4124.

     In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

     If the Funds do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Funds also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.


4. Complete the appropriate parts of the application for certain account privileges, such as telephone redemption, electronic transfer, wire transfer and exchanges. By establishing this information now, you can avoid the delay and inconvenience later of having to file an additional form. Adding these privileges at a later date may require a signature guarantee. See "To Obtain a Signature Guarantee" on page 9.


5. Enclose your check. All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000, nor will the Funds accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

     U.S. BANCORP FUND SERVICES, LLC, THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUNDS AS A RESULT.

6.     Send  application  and  check  to:

BY  MAIL

     FOR FIRST CLASS MAIL
     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701

     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     615  E.  Michigan  St.,  3rd  Floor
     Milwaukee,  WI  53202-5207

     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE,
DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.

BY  WIRE

     You  may  purchase  shares  by  wire  transfer.

     Initial Investment by Wire - If you wish to open an account by wire, please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

     Subsequent Investments by Wire - Please call 1-800-656-3017 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

     WIRE  TO:
     U.S.  Bank,  N.A.
     777  East  Wisconsin  Avenue
     Milwaukee,  Wisconsin  53202
     ABA  075000022

     CREDIT:
     U.S.  Bancorp  Fund  Services,  LLC
     Account  112-952-137

     FURTHER  CREDIT:
     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     (shareholder  account  number)
     (shareholder  registration)

     Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUNDS AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH  BROKER-DEALERS,  FINANCIAL  INSTITUTIONS  AND  OTHERS

     Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

     The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may:

     1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.

     2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.


     3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


     4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     5. Be authorized to accept purchase orders on the Funds' behalf (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that if the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds' behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

OTHER  INFORMATION  ABOUT  PURCHASING  SHARES  OF  THE  FUNDS

     The Funds may reject any purchase application for any reason. The Funds will not accept purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds or are made in accordance with the wiring instructions on page 7. Shares of the Funds have not been registered for sale outside of the U.S. The Brandywine Funds generally do not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

SHARE  CERTIFICATES

     Shares are credited to your account, but certificates are not issued unless you request them by writing to:

     The  Brandywine  Funds
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701

                    HOW TO GET IN TOUCH WITH BRANDYWINE FUNDS

                If you have any questions, please call one of our
                      Investor Service Representatives at:

                        1-800-656-3017 or 1-414-765-4124

                   Monday - Friday  8:00 a.m. - 7:00 p.m. CST.

                         HOW TO BUY ADDITIONAL SHARES IN
                                BRANDYWINE FUNDS

     You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 7. The Funds do not accept telephone orders for purchase of shares.

     All checks should be made payable to: Brandywine Fund, Inc. or Brandywine Blue Fund, Inc., as applicable. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

NOTE:

     In the case of retirement plan accounts established through Servicing Agents, additional shares may be purchased by the plans through Servicing Agents without regard to the Funds' minimum subsequent purchase amounts.

                              HOW TO SELL SHARES IN
                                BRANDYWINE FUNDS

IMPORTANT  TAX  NOTE:

     ANY SALE OR EXCHANGE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

     You may sell (redeem) some or all of your shares at any time during normal business hours. IF YOU HOLD PHYSICAL CERTIFICATES FOR YOUR SHARES, THEY SHOULD BE MAILED TO OR DEPOSITED WITH U.S. BANCORP FUND SERVICES, LLC AND SHOULD BE ACCOMPANIED WITH A WRITTEN REQUEST FOR REDEMPTION. THE WRITTEN REQUEST SHOULD CONTAIN A SIGNATURE GUARANTEE. EVEN THOUGH THE BACK OF THE CERTIFICATE CONTAINS A LINE FOR A SIGNATURE AND SIGNATURE GUARANTEE, PLEASE RETURN THE CERTIFICATES UNSIGNED.

     YOU  WILL  NEED  TO  ASSEMBLE  THE  FOLLOWING  INFORMATION:

     o    the  account  number(s)

     o    the  amount  of  money  or  number  of  shares  being  redeemed

     o    the  name(s)  on  the  account

     o    your  daytime  phone  number

     o the signature(s) of all registered account owners, if you plan to request a redemption in writing

     o a signature guarantee is also required under special circumstances, including . . .


          1. If you wish the proceeds to be sent to an address, person or bank account other than as registered with the Funds.


          2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

          3.  When  changing  ownership  on  an  account.

          4.  When  establishing  or  modifying  certain services on an account.


          In addition to the situations described above, the Funds and/or the Funds' transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.


     o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Funds' transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-800-656-3017 or 1-414-765-4124.

TO  OBTAIN  A  SIGNATURE  GUARANTEE

     A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND  A  LETTER  OF  INSTRUCTION

     Include with your letter the necessary information you have already assembled.

THE  PRICE  YOU  WILL  RECEIVE  FOR  YOUR  SHARES

     The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Funds' transfer agent, receives your written request in proper form with all the required information listed above.

BY  MAIL

     FOR FIRST CLASS MAIL

     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701

     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:

     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     615  E.  Michigan  St.,  3rd  Floor
     Milwaukee,  WI  53202-5207

     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUNDS DO NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE THEIR AGENTS. THEREFORE,
DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DO NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OR THE FUNDS.

BY  TELEPHONE

     Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the application or by written request to U.S. Bancorp Fund Services, LLC. Adding this option after your account is already established may require a signature guarantee.

     To request a telephone redemption, assemble the same information that you would include in the letter of instruction for a written redemption request. Call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. PLEASE DO NOT CALL THE FUNDS OR THE ADVISER.

THROUGH SERVICING
AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

AUTOMATICALLY

     The Systematic Withdrawal Plan option may be activated if you have a minimum of $10,000 in either your Brandywine Fund account or your Brandywine Blue Fund account.

     This option allows you to redeem a specific dollar amount from your account on a regular basis. You may vary the amount or frequency of withdrawal payments or temporarily discontinue them. For more information or to request the appropriate form, please call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124.

                         PAYMENT OF REDEMPTION PROCEEDS

A  CHECK  WILL  BE  MAILED  TO  YOU


     Payment for your redeemed shares will generally be sent to you on the business day following the day U.S. Bancorp Fund Services, LLC receives your valid request. In no circumstances will your payment be made later than the seventh day after your shares are redeemed.


     Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

     If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC  TRANSFERS

     If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 2-3 business days to reach the shareholder's bank account. A voided check should be included with your application to establish EFT instructions on your account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").

BY  WIRE

     If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                      DISCLOSURES RELATED TO MARKET TIMING

     Frequent purchases and redemptions of shares of the Funds by a shareholder may harm other shareholders by interfering with the efficient management of the Funds' portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Funds because the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds.

     The Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. In such event, the Funds' Board of Directors will reconsider its decision not to adopt policies and procedures.

     This policy does not affect the Funds' right to reject any purchase request. The Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.

                             HOW TO EXCHANGE SHARES


     You may exchange shares of Brandywine Blue Fund for shares of Brandywine Fund, and exchange shares of Brandywine Fund for shares of Brandywine Blue Fund, provided that you can meet or have met the $10,000 minimum. Before exchanging your shares, you should first carefully read the appropriate sections of the prospectus for the new Fund and you should consider the tax consequences if yours is a taxable account.


     The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, a Fund may suspend or permanently terminate the exchange privileges of any investor who engages in short-term or excessive trading.

IMPORTANT  TAX  NOTE:

     WHEN YOU EXCHANGE SHARES, YOU ARE REDEEMING YOUR SHARES IN ONE FUND AND BUYING SHARES OF ANOTHER FUND. FOR FEDERAL INCOME TAX PURPOSES, SUCH AN EXCHANGE IS A TAXABLE EVENT IN WHICH YOU MAY REALIZE A CAPITAL GAIN OR LOSS. BEFORE MAKING AN EXCHANGE REQUEST, YOU SHOULD CONSULT A TAX OR OTHER FINANCIAL ADVISER TO DETERMINE THE TAX CONSEQUENCES. (THIS CONCERN DOES NOT APPLY TO IRA OR OTHER TAX EXEMPT ACCOUNTS.)

     To  exchange  shares,  send  your  written  request  to:

     FOR  FIRST  CLASS  MAIL

     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701

     FOR  OVERNIGHT  DELIVERY  SERVICE  OR  REGISTERED  MAIL:

     Brandywine  Fund,  Inc.  or
       Brandywine  Blue  Fund,  Inc.
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     615  E.  Michigan  St.,  3rd  Floor
     Milwaukee,  WI  53202-5207

     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

     YOU  MUST  INCLUDE:

     o  Account  name

     o  Account  number

     o  Amount  or  number  of  shares  of  Fund  to  be  exchanged


     If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at 1-800-656-3017.


     The registration (both name and address) of the account from which the exchange is being made and the account to which the exchange is being made must be identical. The signatures of all registered account owners are required.

     At the present time there are no limitations on the number of exchanges a shareholder can make, and no exchange fee is currently imposed by the Funds on exchanges.

                             DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

     The Funds distribute annually all of their net earnings in the form of dividends and capital gains distributions. As long as the Funds meet the requirements for being a regulated investment company, which is their intent, they pay no federal income tax on the earnings they distribute to the shareholders. Consequently, distributions you receive from the Funds, whether reinvested in additional shares of the Funds or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

     Income dividends come from the dividends that the Funds earn from their holdings as well as interest they receive from their cash investments, less expenses. Capital gains are realized whenever the Funds sell securities for higher prices than they paid for them. These capital gains are either short term or long term depending on how long the Funds held the securities.

     Most investors have their dividends and capital gains distributions reinvested in additional shares of the Funds. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUNDS AT 1-800-656-3017 OR 1-414-765-4124.

     You  can  receive distributions of dividends and capital gains in two ways:

1.   REINVESTMENT

     Dividends and capital gains are automatically reinvested in additional shares of the Funds, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2.   DIVIDENDS  AND  CAPITAL  GAINS  IN  CASH

     Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

     If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at such Fund's current net asset value and all subsequent distributions will also be reinvested.

     THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUNDS' FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

     In January, the Funds will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

     Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns of the Fund which generated the distribution. However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Funds' record date before investing.

     The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL
INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                   AND REPORTS

     To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

     Four times a year, the Adviser will send you a report on the Funds. These comprehensive reports include an assessment of the Funds' performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Funds' holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                          ACCOUNT SERVICES AND POLICIES

IMMEDIATE  BALANCE  INFORMATION

     Through an electronic Voice Response Unit ("VRU"), we offer 24-hour-a-day shareholder service. Just call 1-800-656-3017 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEB  SITE

     Visit the Funds' site at:
          http://www.brandywinefunds.com

     You can confirm your account balance and review recent transactions through our Web site. We are committed to protecting your personal financial security and have strict measures in place to ensure that others will never have access to your personal financial information. To access your account or establish your personal identification number (PIN), you must verify your identity by providing your social security number or tax identification number, and your account number. When you establish your PIN, you will also be prompted to create a "Reset PIN Question and Answer" to enable you to reset a disabled or forgotten PIN directly from the website. Should you require assistance with your account access, please contact a Shareholder Services Representative at 1-800-656-3017 or 1-414-765-4124.

ACCOUNT  MINIMUMS

     The Funds reserve the right to redeem the shares held in any account, other than an IRA, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE  TRANSACTIONS

     It may be difficult to reach the Funds by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

     Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.


     Once a telephone transaction has been placed, it cannot be canceled or modified.


     Procedures for telephone redemptions may be modified or terminated at any time by the Funds or their transfer agent, U.S. Bancorp Fund Services, LLC. THE FUNDS RESERVE THE RIGHT TO REFUSE A TELEPHONE REDEMPTION REQUEST IF IT IS BELIEVED ADVISABLE TO DO SO.

ADDRESS  CHANGES

     To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-800-656-3017 or 1-414-765-4124. Any written redemption requests received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY  SUSPENSION  OF  SERVICES

     The Funds can stop selling shares at any time and may postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Pricewater-houseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request. To obtain a copy, call 1-800-656-3017 or 1-414-765-4124.

                              BRANDYWINE FUND, INC.


                                                                               YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------
                                                              2007          2006          2005          2004          2003
                                                              ----          ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $32.27        $31.50        $24.19        $21.30        $19.08
Income from investment operations:
   Net investment loss(1)<F12>                                (0.19)        (0.10)        (0.08)        (0.13)        (0.10)
   Net realized and unrealized gains on investments            9.15          0.87          7.39          3.02          2.32
                                                             ------        ------        ------        ------        ------
Total from investment operations                               8.96          0.77          7.31          2.89          2.22
                                                             ------        ------        ------        ------        ------
Less distributions:
   Dividend from net investment income                            -             -             -             -             -
   Distributions from net realized gains                      (0.25)            -             -             -             -
                                                             ------        ------        ------        ------        ------
Total from distributions                                      (0.25)            -             -             -             -
                                                             ------        ------        ------        ------        ------
Net asset value, end of year                                 $40.98        $32.27        $31.50        $24.19        $21.30
                                                             ------        ------        ------        ------        ------
                                                             ------        ------        ------        ------        ------
TOTAL RETURN                                                  27.90%         2.44%        30.22%        13.57%        11.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                   4,851,268     4,066,292     3,995,582     3,586,793     3,385,590
   Ratio of expenses to average net assets                     1.08%         1.08%         1.08%         1.08%         1.09%
   Ratio of net investment loss to average net assets         (0.54%)       (0.31%)       (0.25%)       (0.55%)       (0.53%)
   Portfolio turnover rate                                    161.5%        199.9%        183.4%        247.0%        279.3%


(1)<F12> Net investment loss per share was calculated using average shares outstanding.

                           BRANDYWINE BLUE FUND, INC.


                                                                               YEARS ENDED SEPTEMBER 30,
                                                              ------------------------------------------------------------
                                                              2007          2006          2005          2004          2003
                                                              ----          ----          ----          ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $31.15        $31.33        $25.21        $21.40        $18.30
Income from investment operations:
   Net investment loss(1)<F13>                                (0.02)        (0.00)*<F14>  (0.04)        (0.08)        (0.08)
   Net realized and unrealized gains on investments            8.15          0.96          6.16          3.89          3.18
                                                             ------        ------        ------        ------        ------
Total from investment operations                               8.13          0.96          6.12          3.81          3.10
                                                             ------        ------        ------        ------        ------
Less distributions:
   Dividend from net investment income                            -             -             -             -             -
   Distributions from net realized gains                      (1.10)        (1.14)            -             -             -
                                                             ------        ------        ------        ------        ------
Total from distributions                                      (1.10)        (1.14)            -             -             -
                                                             ------        ------        ------        ------        ------
Net asset value, end of year                                 $38.18        $31.15        $31.33        $25.21        $21.40
                                                             ------        ------        ------        ------        ------
                                                             ------        ------        ------        ------        ------
TOTAL RETURN                                                  26.82%         3.47%        24.28%        17.80%        16.94%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)                   3,304,281     1,856,496     1,230,936       531,516       312,726
   Ratio of expenses to average net assets                     1.12%         1.10%         1.12%         1.13%         1.14%
   Ratio of net investment loss to average net assets         (0.06%)       (0.02%)       (0.13%)       (0.32%)       (0.41%)
   Portfolio turnover rate                                    184.5%        207.0%        180.5%        247.4%        300.0%


(1)<F13> Net investment loss per share was calculated using average shares outstanding.
  *<F14>   Amount  less  than  $0.005  per  share.

                          (NOT PART OF THE PROSPECTUS)

                         BRANDYWINE FUNDS PRIVACY POLICY

Your  privacy  is  important  to  all  of  us  at  the  Brandywine  Funds.

We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Funds' transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                   HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS

Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-800-656-3017 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.

                           (THE BRANDYWINE FUNDS LOGO)


                              The Brandywine Funds
                                  P.O. Box 4166
                           Greenville, Delaware 19807
                            E-mail: bfunds@friess.com
                     Website: http://www.brandywinefunds.com
                        1-800-656-3017 or 1-414-765-4124


To learn more about the Brandywine Funds, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Funds. The Brandywine Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about Brandywine Funds' investments by reading the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of each Fund during the fiscal year.

The SAI and the Funds' annual and semi-annual reports are available, without charge, by calling 1-800-656-3017 or 1-414-765-4124 or by writing to:


     The  Brandywine  Funds
     P.O.  Box  4166
     Greenville,  Delaware  19807


The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.brandywinefunds.com).

Prospective investors and shareholders who have questions about Brandywine Funds may also call the above numbers or write to the above address.

The general public can review and copy information about Brandywine Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Funds are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public  Reference  Section
     Securities  and  Exchange  Commission
     Washington,  D.C.  20549-0102

Please refer to Brandywine Funds Investment Company Act File No. 811-04447 for Brandywine Fund and No. 811-06221 for Brandywine Blue Fund when seeking information about the Funds from the Securities and Exchange Commission.



PROSPECTUS                                                      JANUARY 31, 2008



                              (BRANDYWINE ADVISORS
                            MIDCAP GROWTH FUND LOGO)


     "NEVER INVEST IN THE STOCK MARKET -- INVEST IN INDIVIDUAL BUSINESSES."

   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


QUESTIONS YOU SHOULD ASK
  BEFORE INVESTING IN BRANDYWINE
  ADVISORS MIDCAP GROWTH FUND                                                 1


FEES AND EXPENSES                                                             3

INVESTMENT OBJECTIVE, STRATEGIES
  AND RISKS                                                                   3

DISCLOSURE OF
  PORTFOLIO HOLDINGS                                                          4

MANAGEMENT OF THE FUND                                                        4

DETERMINING NET ASSET VALUE                                                   4

ABOUT OUR MINIMUM REQUIREMENTS
  FOR INITIAL INVESTMENT                                                      5


INVESTING IN BRANDYWINE
  ADVISORS MIDCAP GROWTH FUND                                                 5

     How to Open Your Brandywine
       Advisors Midcap Growth Fund Account                                    5

     How to Buy Additional Shares of
       Brandywine Advisors Midcap Growth Fund                                 7

     How to Sell Shares of
       Brandywine Advisors Midcap Growth Fund                                 7


     Payment of Redemption Proceeds                                           9

     Disclosures Related to
       Market Timing                                                          9

DIVIDENDS, DISTRIBUTIONS
  AND TAXES                                                                   9

SHAREHOLDER STATEMENTS
  AND REPORTS                                                                10

ACCOUNT SERVICES AND POLICIES                                                10

FINANCIAL HIGHLIGHTS                                                         11

PRIVACY POLICY                                                               12

HOUSEHOLD DELIVERY OF
  SHAREHOLDER DOCUMENTS                                                      12

                                A WORD ABOUT RISK

     Look for this "warning flag" symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder, will confront.


                         QUESTIONS YOU SHOULD ASK BEFORE
                             INVESTING IN BRANDYWINE
                           ADVISORS MIDCAP GROWTH FUND


1.   WHAT  IS  THE  FUND'S  GOAL?


     Brandywine  Advisors  Midcap  Growth  Fund  seeks  capital  appreciation.


2.   WHAT  ARE  THE  FUND'S  PRINCIPAL  INVESTMENT  STRATEGIES?


     Brandywine Advisors Midcap Growth Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers usually those which are publicly traded in the United States either directly or through American Depositary Receipts ("ADRs"). It utilizes a fundamentals-driven, company-by-company investment approach that is based on the belief that you should invest in individual businesses, not in the stock market. Brandywine Advisors Midcap Growth Fund will invest in companies in a broad range of industries but generally focuses on companies whose earnings are growing by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios. Brandywine Advisors Midcap Growth Fund primarily invests in companies having market capitalizations between $2 billion and $15 billion. It targets fundamentally sound companies that are experiencing a positive change.


     The  Fund  adheres  to  a firm sell discipline. The Fund will sell a stock:

     o With deteriorating fundamentals such as contracting margins or reduced revenue growth

     o    When  investor  expectations  have  become  unrealistically  high

     o    When  it  finds  a  better  investment


     While this sell discipline is likely to cause the Fund to have an annual portfolio turnover rate that may exceed 200%, it also causes the Fund to keep seeking better investment alternatives.


3.   WHAT  ARE  THE  PRINCIPAL  RISKS  OF  INVESTING  IN  THE  FUND?

     The Fund invests principally in common stocks. The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged. As a consequence, investors in the Fund may lose money.

     Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies. Also foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

     The Fund is actively managed and will have high portfolio turnover. High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors. Greater transaction costs may reduce Fund performance. Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

     Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the Fund that have been disruptive to the Fund. The Fund's officers receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The Fund's officers will report to the Board of Directors any such unusual trading in shares of the Fund. In such event, the Fund's Board of Directors will reconsider its decision not to adopt policies and procedures.

     The Fund is a suitable investment only for those investors who have long-term investment goals such as investing for retirement. If you may need to redeem your shares in a hurry, or if you are uncomfortable with an investment that will fluctuate in value, the Fund may not be the right choice for you.

4.   HOW  HAS  THE  FUND  PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the average annual returns over 1 and 5 years and since inception compare with those of the S&P 500, Russell MidCap and Russell MidCap Growth Indexes. Please be aware that past performance (before and after taxes) is not necessarily an indication of future performance. The Fund may perform better or worse in the future.


                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND
                      (Total return for the calendar year)

2001               -19.24%
2002               -16.92%
2003                28.81%
2004                 9.89%
2005                16.80%
2006                 8.96%
2007                25.53%



Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 14.92% (quarter ended June 30, 2003) and the lowest total return for a quarter was -13.66% (quarter ended March 31, 2001).



AVERAGE ANNUAL TOTAL RETURNS                                 SINCE THE EFFECTIVE
   (FOR THE PERIODS ENDED                ONE       FIVE       DATE OF THE FUND
     DECEMBER 31, 2007)                  YEAR      YEARS      (OCTOBER 31, 2000)
----------------------------             ----      -----     -------------------
Brandywine Advisors
  Midcap Growth
   Return before taxes                  25.53%     17.73%           6.38%
   Return after taxes
     on distributions(1)<F1>            22.62%     16.09%           5.35%
   Return after taxes on
     distributions and sale
     of Fund shares(1)<F1>              18.69%     14.96%           5.12%
S&P 500(2)<F2>(3)<F3>                    5.49%     12.82%           2.12%
Russell MidCap(2)<F2>(4)<F4>             5.60%     18.21%           8.45%
Russell MidCap Growth(2)<F2>(5)<F5>     11.43%     17.90%           1.18%


(1)<F1> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(3)<F3> The S&P 500 Index consists of 500 stocks, mostly on the New York Stock Exchange, selected by the Standard & Poor's Ratings Group. Each stock's weighting is based on its relative total market value. Stocks may be added or deleted from the Index which assumes reinvestment of dividends.
(4)<F4> The Russell MidCap Index, a trademark of the Frank Russell Company, measures the performance of the smallest 800 companies in the Russell 1000 Index and includes income.
(5)<F5> The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index which includes income.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load)
     Imposed on Purchases (as a
     percentage of offering price)                                     None
   Maximum Deferred Sales Charge (Load)                                None
   Maximum Sales Charge (Load)
     Imposed on Reinvested
     Dividends and Distributions                                       None
   Redemption Fee                                                      None*<F6>
   Exchange Fee                                                        None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                                     1.00%
   Distribution and/or Service (12b-1) Fees                            0.05%
   Other Expenses                                                      0.12%
                                                                       -----
   Total Fund Operating Expenses                                       1.17%


*<F6> The Fund's transfer agent charges a fee of $15.00 for each wire redemption.

Example:

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you reinvest all dividends and distributions and that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
           $119            $372             $644             $1,420


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

                         THE FUND'S INVESTMENT OBJECTIVE

     The Fund's investment objective is capital appreciation. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund may not appreciate and investors may lose money.

     The Fund will not take temporary defensive positions. However it will invest in money market instruments such as United States Treasury Bills, commercial paper and repurchase agreements and hold some cash so that it can pay expenses and satisfy redemption requests. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                        THE FUND'S INVESTMENT STRATEGIES

     The Fund's investment adviser believes the Fund is most likely to achieve its investment objective if it consistently invests in companies whose earnings exceed the expectations of the investment community. Accordingly, the Fund invests in fundamentally sound companies that are experiencing a positive change. The Fund's investment adviser believes fundamentally sound companies generally have some or all of the following attributes:

          Earnings  growth  of  over  20%  annually
          High  rates  of  profitability
          Strong  balance  sheets
          High quality of earnings (i.e., earnings realized through the normal sale of products or services rather than earnings or losses from non-recurring events)

     The  positive  change  could  be:
          New  products
          New  management
          An  acquisition  or  divestiture
          Legislative  changes

     The Fund typically does not invest in companies with high price-to-earnings ratios because these companies are less likely to perform better than the investment community expects. The Fund is generally more likely to invest in lesser known companies moving from a lower to higher market share position within their industry groups than the largest and best known companies in such groups.

                               PRINCIPAL RISKS OF
                              INVESTING IN THE FUND

     Investing in shares of common stock or in ADRs involves risks. The common stocks or ADRs in which the Fund invests may decline in value for any number of reasons. If that happens, the value of your investment will decline as well. The Fund's investment adviser believes that the following are the main reasons why common stocks or ADRs purchased by the Fund may decline in value.

     1. The Fund's investment adviser was incorrect in its assessment of a company's prospects.

     2. The Fund's investment adviser was correct in its assessment of a company's prospects, but the company was out-of-favor with other investors.

     3. Investor psychology in the marketplace shifted from equity securities in general to other assets such as debt securities or money market instruments (sometimes called "a flight to safety").

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings.

                             MANAGEMENT OF THE FUND

                                ABOUT THE ADVISER


     Friess Associates, LLC (the "Adviser"), P.O. Box 576, Jackson, Wyoming 83001 manages the investment portfolio for the Fund. The Adviser may delegate some or all of its investment advisory responsibilities to its affiliate, Friess Associates of Delaware, LLC (the "Sub-Adviser"), P.O. Box 4166, Greenville,
Delaware 19807. In addition to the Fund, Friess Associates, LLC is the investment adviser to the Brandywine Fund, Brandywine Blue Fund and individual and institutional clients with substantial investment portfolios. Friess Associates was established in 1974. Affiliated Managers Group, Inc. ("AMG") owns a majority interest in both the Adviser and the Sub-Adviser and is the managing member of both.



                                  COMPENSATION

     As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Fund pays the Adviser an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of the net assets of the Fund.

     The Adviser, NOT THE FUND, pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     A discussion regarding the basis for the Board of Directors approving the investment advisory agreements for the Fund with the Adviser is available in the Fund's semi-annual report to shareholders for the most recent period ended March 31.

                              INVESTMENT DECISIONS

     The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day-to-day management of the Fund. In allocating brokerage business for the Fund, the Adviser takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

     All investment decisions are made by a team of investment professionals representing the Adviser and Sub-Adviser, any of whom may make recommendations subject to the final approval of William D'Alonzo or another senior member of the Adviser's management team to whom he may delegate the authority. Other senior members of the Adviser are John P. Ragard and Jonathan S. Fenn.

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

     Mr. D'Alonzo has been an officer of the Fund since 2000 and a director since 2001 and Chairman of the Board of Directors since 2004. He is also Chief Investment Officer and Chief Executive Officer of both the Adviser and the Sub-Adviser. Messrs. Ragard and Fenn are both Research Team Leaders and have been members of the Management Committee of the Adviser and Sub-Adviser since 2001.

                          SERVICE AND DISTRIBUTION PLAN

     The Fund has adopted a service and distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan the Fund may pay distribution and shareholder servicing fees for the sale of its shares and for services provided to its shareholders at an annual rate of up to 0.25% of the Fund's average net assets. Since these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than other types of sales charges.

                           DETERMINING NET ASSET VALUE

     The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called the net asset value ("NAV"). The Fund calculates NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays and on Good Friday. The Fund calculates NAV based on the market price of the securities (other than money market instruments) it holds.

     If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

     If the transfer agent, U.S. Bancorp Fund Services, LLC, receives your request to buy or to sell shares by the close of regular trading on the New York Stock Exchange, your transaction will be priced at that day's NAV. If the transfer agent receives your request after that time, it will be priced at the next business day's NAV.

     The Fund's NAV can be found daily on the Fund's website, www.brandywinefunds.com, and in the mutual fund listings of most major newspapers under the heading "Brandywine Funds". The Nasdaq symbol for the Fund is "BWAFX".

              ABOUT OUR MINIMUM REQUIREMENTS FOR INITIAL INVESTMENT

     The Fund's shares are primarily sold through broker-dealers, financial institutions or other service providers ("Servicing Agents") with whom the Fund has entered into an agreement.

     The Board of Directors has established $10,000 as the minimum initial investment in the Fund for shares that are not sold through Servicing Agents.

     Employees, officers and directors of the Fund, the Adviser or the Sub-Adviser or firms providing contractual services to the Fund, members of their immediate families (spouses, siblings, parents, children and grandchildren) and retirement plans and trusts for their benefit may purchase shares without regard to the minimum. The Fund's officers may also, but are not required to, waive or lower the minimum requirements for shareholders' spouses, parents, children and grandchildren under special circumstances, considering the additional shares to be an extension of the investment of the first shareholder.

     Shares sold through Servicing Agents may not be subject to any minimum investment requirements.


                             INVESTING IN BRANDYWINE
                           ADVISORS MIDCAP GROWTH FUND


     Our goal is to make it easy and pleasant for you to do business with us. This section will help you become familiar with the many different services we offer to you as a shareholder.


                           HOW TO OPEN YOUR BRANDYWINE
                       ADVISORS MIDCAP GROWTH FUND ACCOUNT


1.   Read  this  prospectus  carefully.

2.   Determine  how  much  you  want  to  invest.

MINIMUM  INVESTMENTS  ARE  AS  FOLLOWS:
TO  OPEN  A  NEW  ACCOUNT                                                $10,000
TO  ADD  TO  AN  EXISTING  ACCOUNT                                        $1,000

3. Complete the appropriate parts of the purchase application, carefully following the instructions. (Additional purchase applications may be obtained from the Fund's website, www.brandywinefunds.com or by contacting the Fund.)

     Please be sure to provide your Social Security or taxpayer identification number on the application. If you have questions, please contact our Investor Service Representatives at 1-877-636-6460 or 1-414-765-4124.

     In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

     If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received.


4. Complete the appropriate parts of the application to apply for certain account privileges such as telephone redemption, electronic transfer, wire transfer and exchanges. By establishing this information now, you can avoid the delay and inconvenience later of having to file an additional form. Adding these privileges at a later date may require a signature guarantee. See "To Obtain a Signature Guarantee" on page 8.



5. Enclose your check. Make your check payable to Brandywine Advisors Midcap Growth Fund. All checks must be drawn on a bank located within the U.S. and must be payable in U.S. dollars. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000, nor will the Fund accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.


     U.S. BANCORP FUND SERVICES, LLC, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

6.   Send  application  and  check  to:

BY  MAIL


     FOR FIRST CLASS MAIL
     Brandywine  Advisors  Midcap  Growth  Fund
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee,  WI  53201-0701



     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:
     Brandywine  Advisors  Midcap  Growth  Fund
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     615  E.  Michigan  St.,  3rd  Floor
     Milwaukee,  WI  53202-5207


     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE,
DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.

BY  WIRE

     You  may  purchase  shares  by  wire  transfer.


     Initial Investment by Wire - If you wish to open an account by wire, please call 1-877-636-6460 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.



     Subsequent Investments by Wire - Please call 1-877-636-6460 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


     WIRE  TO:
     U.S.  Bank,  N.A.
     777  East  Wisconsin  Avenue
     Milwaukee,  Wisconsin  53202
     ABA  075000022

     CREDIT:
     U.S.  Bancorp  Fund  Services,  LLC
     Account  112-952-137


     FURTHER  CREDIT:
     Brandywine  Advisors  Midcap  Growth  Fund
     (shareholder  account  number)
     (shareholder  registration)


     Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

THROUGH  BROKER-DEALERS,  FINANCIAL  INSTITUTIONS  AND  OTHERS

     Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis. This means that the broker-dealer will pay for, and the Fund will issue, the shares on the third business day following the day the Fund receives the purchase order.

     Servicing Agents may include the Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

     1. Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This means that all purchases made through Servicing Agents are not subject to the Fund's minimum investment requirements.

     2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.


     3. Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


     4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     5. Be authorized to accept purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not place your order with the Fund on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

OTHER  INFORMATION  ABOUT  PURCHASING  SHARES  OF  THE  FUND

     The Fund may reject any purchase application for any reason. The Fund will not accept purchase orders made by telephone, unless either they are from a Servicing Agent which has an agreement with the Fund or made in accordance with the wiring instructions on page 6. Shares of the Fund have not been registered for sale outside of the U.S. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

SHARE  CERTIFICATES

     Shares  are  credited  to  your  account,  but certificates are not issued.


                            HOW TO GET IN TOUCH WITH
                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND


                If you have any questions, please call one of our
                      Investor Service Representatives at:

                        1-877-636-6460 or 1-414-765-4124

                   Monday - Friday  8:00 a.m. - 7:00 p.m. CST.


                         HOW TO BUY ADDITIONAL SHARES OF
                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND


     You may purchase additional shares (at least $1,000) by mailing your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form or by following the wiring instructions on page 6. The Fund does not accept telephone orders for purchase of shares.


     Make  your  check  payable  to  Brandywine  Advisors  Midcap  Growth  Fund.


     All checks must be drawn on U.S. banks and payable in U.S. dollars. The Fund will not accept cash or checks made payable to third parties.


                              HOW TO SELL SHARES OF
                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND


IMPORTANT  TAX  NOTE:

     ANY SALE OF SHARES IN A NON-RETIREMENT ACCOUNT COULD RESULT IN A TAXABLE GAIN OR LOSS. THE RECEIPT OF PROCEEDS OF THE REDEMPTION OF SHARES HELD IN AN IRA WILL CONSTITUTE A TAXABLE DISTRIBUTION OF BENEFITS FROM THE IRA UNLESS A QUALIFYING ROLLOVER CONTRIBUTION IS MADE. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

     You may sell (redeem) some or all of your shares at any time during normal business hours.

     YOU  WILL  NEED  TO  ASSEMBLE  THE  FOLLOWING  INFORMATION:

     o    the  account  number(s)

     o    the  amount  of  money  or  number  of  shares  being  redeemed

     o    the  name(s)  on  the  account

     o    your  daytime  phone  number

     o the signature(s) of all registered account owners, if you plan to request a redemption in writing

     o a signature guarantee is also required under special circumstances, including . . .


          1. If you wish the proceeds to be sent to an address, person or bank other than as registered with the Fund.


          2. You would like the check mailed to an address which has been changed within 30 days of the redemption request.

          3.   When changing  ownership  on  an  account.

          4.   When establishing or modifying certain services on an account.


          In addition to the situations described above, the Fund and/or the Fund's transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.


     o additional documentation may be required for redemptions by corporations, executors, administrators, trustees, guardians or others who hold shares in a fiduciary or representative capacity. Contact the Fund's transfer agent, U.S. Bancorp Fund Services, LLC, in advance at 1-877-636-6460 or 1-414-765-4124.

TO  OBTAIN  A  SIGNATURE  GUARANTEE

     A signature guarantee assures that a signature is genuine. It protects shareholders from unauthorized account transfers. You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program. A NOTARIZED SIGNATURE IS NOT ACCEPTABLE.

SEND  A  LETTER  OF  INSTRUCTION

     Include with your letter the necessary information you have already assembled.

THE  PRICE  YOU  WILL  RECEIVE  FOR  YOUR  SHARES

     The redemption price per share is the next determined NAV after U.S. Bancorp Fund Services, LLC, the Fund's transfer agent, receives your written request in proper form with all the required information listed above.

BY  MAIL

     FOR FIRST CLASS MAIL


     Brandywine  Advisors  Midcap  Growth  Fund
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     P.O.  Box  701
     Milwaukee, WI 53201-0701


     FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL:


     Brandywine  Advisors  Midcap  Growth  Fund
     c/o  U.S.  Bancorp  Fund  Services,  LLC
     615  E.  Michigan  St.,  3rd  Floor
     Milwaukee, WI 53202-5207


     PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS. THE FUND DOES NOT CONSIDER THE U.S. POSTAL SERVICE OR OTHER INDEPENDENT DELIVERY SERVICES TO BE ITS AGENTS. THEREFORE,
DEPOSIT IN THE MAIL OR WITH SUCH SERVICES, OR RECEIPT AT U.S. BANCORP FUND SERVICES, LLC POST OFFICE BOX, OF PURCHASE APPLICATIONS OR REDEMPTION REQUESTS DOES NOT CONSTITUTE RECEIPT BY THE TRANSFER AGENT OF THE FUND.

BY  TELEPHONE

     Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the application or by written request to U.S. Bancorp Fund Services, LLC. Adding this option after your account is already established may require a signature guarantee.

     To request a telephone redemption, assemble the same information that you would include in the letter of instruction for a written redemption request. Call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

THROUGH SERVICING
AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

                         PAYMENT OF REDEMPTION PROCEEDS

A  CHECK  WILL  BE  MAILED  TO  YOU


     Payment for your redeemed shares will generally be sent to you on the business day following the day U.S. Bancorp Fund Services, LLC receives your valid request. In no circumstances will your payment be made later than the seventh day after your shares are redeemed.


     Exception: If the shares being redeemed were purchased by check, the Fund may delay the payment of your redemption proceeds until it is reasonably satisfied the check has cleared. This normally may take up to 3 days from the date of purchase for local personal or corporate checks and up to 7 days from the date of purchase for other personal or corporate checks.

     If you redeem by telephone, U.S. Bancorp Fund Services, LLC normally will transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either electronic funds transfer or wire. If you redeem shares through a Servicing Agent, you will receive your redemption proceeds in accordance with the procedures established by the Servicing Agent.

ELECTRONIC  TRANSFERS

     If you have established this option, your redemption proceeds can be electronically transferred to your designated bank account. An Electronic Funds Transfer ("EFT") generally takes up to 2-3 business days to reach the shareholder's bank account. A voided check should be included with your application to establish EFT instructions on your account. There is no fee for this option. Your bank must be a member of the Automated Clearing House Network ("ACH").

BY  WIRE

     If you have established this option, your redemption proceeds can be wired directly into your designated bank account. The transfer agent, U.S. Bancorp Fund Services, LLC, currently charges a $15 fee for each wire, which is deducted from the shareholder's account.

                      DISCLOSURES RELATED TO MARKET TIMING

     Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the Fund that have been disruptive to the Fund.

     The Fund's officers receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund. The Fund's officers will report to the Board of Directors any such unusual trading in shares of the Fund. In such event, the Fund's Board of Directors will reconsider its decision not to adopt policies and procedures.

     This policy does not affect the Fund's right to reject any purchase request. The Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES

     The Fund intends to distribute annually all of its net earnings in the form of dividends and capital gains distributions. As long as the Fund meets the requirements for being a regulated investment company, which is its intent, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, distributions shareholders receive from the Fund, whether reinvested in additional shares of the Fund or taken as cash, are taxable to the shareholder in all accounts except tax-exempt accounts.

     Income dividends come from the dividends that the Fund earns from its holdings as well as interest it receives from its cash investments, less expenses. Capital gains are realized whenever the Fund sells securities for higher prices than it paid for them. These capital gains are either short term or long term depending on how long the Fund held the securities.

     Most investors have their dividends and capital gains distributions reinvested in additional shares of the Fund. When you open an account, you must specify on your application how you want to receive your distributions. YOU MAY CHANGE YOUR DISTRIBUTION OPTION ANYTIME BY WRITING OR CALLING THE FUND AT 1-877-636-6460 OR 1-414-765-4124.

     You  can  receive distributions of dividends and capital gains in two ways:

1.   REINVESTMENT

     Dividends and capital gains are automatically reinvested in additional shares of the Fund, unless you request them to be paid in cash. You will be advised of the number of shares purchased and the price paid following each reinvestment. The amount so reinvested is added to the basis value of your total investment.

2.   DIVIDENDS  AND  CAPITAL  GAINS  IN  CASH

     Both dividends and capital gains are paid in cash. You may choose to have such amounts mailed to you, or forwarded by EFT (Electronic Funds Transfer) to your account.

     If you elect to receive distributions and capital gains paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account. The reinvestment will be at the Fund's current net asset value and all subsequent distributions will also be reinvested.

     THE PRIMARY DISTRIBUTION WILL NORMALLY BE MADE NEAR THE END OF OCTOBER, FOLLOWING THE CLOSE OF THE FUND'S FISCAL YEAR, WITH A SECOND DISTRIBUTION, IF REQUIRED, AT THE END OF DECEMBER.

     In January, the Fund will mail to you Form 1099 detailing your dividends and capital gains distributions and their federal tax status, although you should verify your tax liability with your tax adviser.

     Even if you buy shares shortly before or on the "record date", the date that establishes you as the person to receive the upcoming distribution, you will receive the full taxable distribution. This may seem unfair to a taxable investor who has yet to enjoy the returns which generated the distribution.
However, your future tax liability may be reduced as a result of the distribution. In any case, you may wish to consider the Fund's record date before investing.

     The receipt of proceeds of the redemption of shares held in an IRA will constitute a taxable distribution of benefits from the IRA unless a qualifying rollover contribution is made. SHAREHOLDERS WHO REDEEM SHARES HELD IN AN IRA MUST INDICATE ON THEIR REDEMPTION REQUEST WHETHER OR NOT TO WITHHOLD FEDERAL
INCOME TAXES. IF NOT, THESE REDEMPTIONS, AS WELL AS REDEMPTIONS OF OTHER RETIREMENT PLANS NOT INVOLVING A DIRECT ROLLOVER TO AN ELIGIBLE PLAN, WILL BE SUBJECT TO FEDERAL INCOME TAX WITHHOLDING.

                             SHAREHOLDER STATEMENTS
                                   AND REPORTS

     To help you keep accurate records, we will send you a confirmation immediately following each transaction you make. In January, we will send you a clear, concise statement detailing all your transactions during the year. For taxable accounts, this year-end statement also includes the 1099 information indicating the tax status of any dividends and capital gains distributions made to you. Information on the status of your account is always available by telephone.

     Four times a year, the Adviser will send you a report on the Fund. These comprehensive reports include an assessment of the Fund's performance, various comparisons to benchmarks, an overview of the markets, a report from the Adviser, listings of the Fund's holdings and other items of interest. The Adviser may also provide interim letters to update shareholders about important matters.

                          ACCOUNT SERVICES AND POLICIES

IMMEDIATE BALANCE INFORMATION

     Through an electronic Voice Response Unit ("VRU") we offer 24-hour a day shareholder service. Just call 1-877-636-6460 for an update on your account balance or latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

WEBSITE

     Visit the Fund's site at:
          http://www.brandywinefunds.com

ACCOUNT  MINIMUMS

     The Fund reserves the right to redeem the shares held in any account, other than an IRA or an account with a Servicing Agent, if at the time of any exchange or redemption of shares in the account, the value of the remaining shares in the account falls below $5,000. The shareholder will be notified that the value of his account is less than the minimum and allowed at least 60 days to make an additional investment.

TELEPHONE  TRANSACTIONS

     It may be difficult to reach the Fund by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, you may have to send written instructions.

     Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.


     Once a telephone transaction has been placed, it cannot be canceled or modified.


     Procedures for telephone redemptions may be modified or terminated at any time by the Fund or its transfer agent, U.S. Bancorp Fund Services, LLC. THE
FUND RESERVES THE RIGHT TO REFUSE A TELEPHONE REDEMPTION REQUEST IF IT IS BELIEVED ADVISABLE TO DO SO.

ADDRESS  CHANGES

     To change the address on your account, call U.S. Bancorp Fund Services, LLC at 1-877-636-6460 or 1-414-765-4124. Any written redemption request received within 30 days after an address change, whether such address change is made in writing or by telephone, must be accompanied by a signature guarantee. NO TELEPHONE REDEMPTIONS WILL BE ALLOWED WITHIN 30 DAYS OF AN ADDRESS CHANGE.

TEMPORARY  SUSPENSION  OF  SERVICES

     The Fund can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. To obtain a copy, call 1-877-636-6460 or 1-414-765-4124.


                                                       FOR THE YEARS ENDED SEPTEMBER 30,
                                             ------------------------------------------------------
                                              2007        2006        2005        2004        2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year           $10.63      $12.29      $ 9.22      $ 8.42      $ 7.29
Income from investment operations:
   Net investment loss(1)<F7>                 (0.07)      (0.06)      (0.05)      (0.07)      (0.06)
   Net realized and unrealized
     gains (losses) on investments             3.25       (0.20)       3.12        0.87        1.19
                                             ------      ------      ------      ------      ------
Total from investment operations               3.18       (0.26)       3.07        0.80        1.13
Less distributions:
   Dividend from net investment income            -           -           -           -           -
   Distributions from net realized gains      (0.78)      (1.40)          -           -           -
                                             ------      ------      ------      ------      ------
Total from distributions                      (0.78)      (1.40)          -           -           -
                                             ------      ------      ------      ------      ------
Net asset value, end of year                 $13.03      $10.63      $12.29      $ 9.22      $ 8.42
                                             ------      ------      ------      ------      ------
                                             ------      ------      ------      ------      ------
TOTAL RETURN                                  31.80%      (1.10%)     33.30%       9.50%      15.50%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)     261,500     187,381     200,593     140,646     128,606
   Ratio of expenses
     to average net assets                     1.17%       1.18%       1.19%       1.20%       1.22%
   Ratio of net investment loss
     to average net assets                    (0.59%)     (0.53%)     (0.51%)     (0.75%)     (0.75%)
   Portfolio turnover rate                    178.0%      207.6%      206.8%      269.5%      269.5%


(1)<F7> Net investment loss per share was calculated using average shares outstanding.

                          (NOT PART OF THE PROSPECTUS)


              BRANDYWINE ADVISORS MIDCAP GROWTH FUND PRIVACY POLICY



Your privacy is important to all of us at the Brandywine Advisors Midcap Growth Fund.


We do not sell your or former shareholders' nonpublic personal information to anyone.

1. We collect nonpublic personal information about you from what we receive on applications or other forms and from your transactions with us.

2. We may disclose your nonpublic personal information to unaffiliated third parties (such as the Fund's transfer agent) to assist us in providing services to you; to governmental authorities in response to inquiries; or as otherwise permitted by law.

3. We restrict access to your nonpublic personal information to those employees who need to know that information in order to serve you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

                   HOUSEHOLD DELIVERY OF SHAREHOLDER DOCUMENTS


Only one Prospectus, Annual and Semiannual Report will be sent to shareholders with the same last name and address on their Brandywine Advisors Midcap Growth Fund accounts, unless you request multiple copies. If you would like to receive separate copies, please call us at 1-877-636-6460 or 1-414-765-4124. We will begin sending your additional copies free of charge within 30 days. IF YOUR SHARES ARE HELD THROUGH A FINANCIAL INSTITUTION, PLEASE CONTACT THEM DIRECTLY.



                              (BRANDYWINE ADVISORS
                            MIDCAP GROWTH FUND LOGO)



                     Brandywine Advisors Midcap Growth Fund
                                  P.O. Box 4166
                           Greenville, Delaware 19807
                            E-mail: bfunds@friess.com
                     Website: http://www.brandywinefunds.com
                        1-877-636-6460 or 1-414-765-4124



To learn more about Brandywine Advisors Midcap Growth Fund, you may want to read the Statement of Additional Information ("SAI") which contains additional information about the Fund. The Brandywine Advisors Midcap Growth Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.



You also may learn more about Brandywine Advisors Midcap Growth Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the fiscal year.


The SAI and the Fund's annual and semi-annual reports are available, without charge, by calling 1-877-636-6460 or 1-414-765-4124 or by writing to:


     Brandywine  Advisors  Midcap  Growth  Fund
     P.O.  Box  4166
     Greenville,  Delaware  19807


The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.brandywinefunds.com).


Prospective investors and shareholders who have questions about Brandywine Advisors Midcap Growth Fund may also call the above numbers or write to the above address.



The general public can review and copy information about Brandywine Advisors Midcap Growth Fund (including the SAI) at the Securities and Exchange
Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about Brandywine Advisors Midcap Growth Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:


     Public  Reference  Section
     Securities  and  Exchange  Commission
     Washington,  D.C.  20549-0102


Please refer to Brandywine Advisors Midcap Growth Fund's Investment Company Act File No. 811-06221 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION
for the Brandywine Advisors Midcap Growth Fund series
of Brandywine Blue Fund, Inc.                                   January 31, 2008

                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Brandywine Advisors Midcap Growth Fund dated January 31, 2008. Requests for copies of the prospectus should be made in writing to Brandywine Advisors Midcap Growth Fund, P.O. Box 4166, Greenville, Delaware, 19807, Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling (877) 636-6460.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2007, of Brandywine Advisors Midcap Growth Fund (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 26, 2007:


                  Statement of Net Assets
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Registered Public Accounting Firm

                  Stockholders may obtain a copy of the Annual Report, without charge, by calling 1-877-636-6460.











                           BRANDYWINE BLUE FUND, INC.
                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND
                                  P.O. Box 4166
                           Greenville, Delaware 19807

                     BRANDYWINE ADVISORS MIDCAP GROWTH FUND


                                Table of Contents

                                                                        Page No.

GENERAL INFORMATION AND HISTORY..............................................1

INVESTMENT RESTRICTIONS......................................................1


INVESTMENT CONSIDERATIONS....................................................3


DISCLOSURE OF PORTFOLIO HOLDINGS.............................................4


DIRECTORS AND OFFICERS OF THE COMPANY........................................6

PRINCIPAL STOCKHOLDERS......................................................14

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS......................15

SERVICE AGREEMENT...........................................................19

DETERMINATION OF NET ASSET VALUE............................................20

DISTRIBUTION OF SHARES......................................................21

PURCHASE OF SHARES..........................................................21

REDEMPTION OF SHARES........................................................22

ALLOCATION OF PORTFOLIO BROKERAGE...........................................22

CUSTODIAN...................................................................23

TAXES.......................................................................24

STOCKHOLDER MEETINGS........................................................25

CAPITAL STRUCTURE...........................................................26

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................27

DESCRIPTION OF SECURITIES RATINGS...........................................27

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2008 and, if given or made, such information or representations may not be relied upon as having been authorized by Brandywine Advisors Midcap Growth Fund.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


                  Brandywine Blue Fund, Inc. (the "Company") is an open-end, management investment company, consisting of two diversified portfolios, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund (the "Fund"), registered under the Investment Company Act of 1940 (the "Act"). This statement of additional information provides information about Brandywine Advisors Midcap Growth Fund. The Company is a Maryland corporation incorporated on November 13, 1990. Prior to January 31, 2008, the Fund was known as the "Brandywine Advisors Fund."


                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings. The Fund may pledge its assets to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowings.

                  3. The Fund will not lend money (except by purchasing debt securities of a type normally acquired by institutional investors or entering into repurchase agreements) and will not lend its portfolio securities.

                  4. The Fund will not make investments for the purpose of exercising control or management of any company.

                  5. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

                  6. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government Securities, in securities issued by companies engaged in the same industry.

                  7. The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

                  8. The Fund will not purchase interests in any oil, gas or any other mineral exploration or development program.

                  9. The Fund will not purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

                  10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                  The following investment limitations are not fundamental and may be changed without stockholder approval.

                  1. The Fund will not invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years.

                  2. The Fund will not invest more than 15% of the value of its net assets in illiquid securities.

                  3. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  4. The Fund's investments in money market instruments and cash will not exceed 10% of the Fund's net assets, except for short-term portfolio repositioning.

                  Except for investment restrictions relating to borrowing money or investing in illiquid securities, unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.


                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investment suggested by the Fund's name. If the Company's Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold-face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

                  The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. (The Fund currently intends to invest not more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

                  The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's stockholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                  The money market instruments in which the Fund invests include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-l by Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund's investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 15% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund may not receive any compensation for providing this information. The Fund's Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures.


                  Fund Service Providers. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Fund's administrator, independent registered public accountants, financial printer, legal counsel, transfer agent and custodian.


                  Rating and Ranking Organizations. The Fund's Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is approximately 10 business days old.


                  Morningstar, Inc.
                  Lipper, Inc.
                  Bloomberg L.P.
                  Thomson Financial Research
                  Vickers Stock Research


                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund's shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares. The Fund may not pay these organizations.

                  Public Disclosure. The Fund's quarterly reports to shareholders, containing quarter-end portfolio holdings, are distributed to shareholders approximately 10 business days after the end of each calendar quarter.

                      DIRECTORS AND OFFICERS OF THE COMPANY

                  As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Blue Fund, Inc. and Brandywine Fund, Inc., another registered investment company advised by the Fund's investment adviser. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Company are as follows:



                                                                                               Number of Portfolios      Other
                                           Term of Office and                                  in the Fund Complex    Directorships
                        Position(s) Held     Length of Time        Principal Occupation(s)          Overseen by          Held by
                         with the Funds          Served            During Past 5 Years              Director(1)         Director
                         --------------          ------            -------------------              -----------         --------

"Disinterested Persons"

Robert F. Birch              Director       Indefinite, until      Mr. Birch has been President and      3            Hyperion
Age:  71                                    successor elected      Director of the New America High                   Funds and
Address:                                                           Income Fund since 1992, a high yield               New America
c/o Friess Associates, LLC                                         bond fund traded on the New York                   High Income
P.O. Box 4166                                                      Stock Exchange.                                    Fund
Greenville, DE 19807                        Since 2001


C. Quentin S. Jackson        Director       Indefinite, until      Mr. Jackson is retired.  Mr.          3            None
Age:  64                     (Lead          successor elected      Jackson was the President and Chief
Address:                     Independent                           Executive Officer of Nuclear Electric
c/o Friess Associates, LLC   Director)      Since 2001             Insurance Ltd., a multi-billion
P.O. Box 4166                                                      dollar company mutually owned by
Greenville, DE 19807                                               energy companies to provide property
                                                                   and accidental outage insurance to
                                                                   all operating nuclear power stations
                                                                   in the United States and some overseas.
                                                                   He was with Nuclear Electric from
                                                                   1980 to 2006.


                                                                                               Number of Portfolios      Other
                                           Term of Office and                                  in the Fund Complex    Directorships
                        Position(s) Held     Length of Time        Principal Occupation(s)          Overseen by          Held by
                         with the Funds          Served            During Past 5 Years              Director(1)         Director
                         --------------          ------            -------------------              -----------         --------

"Disinterested Persons"

Stuart A. McFarland          Director       Indefinite, until      Mr. McFarland is Managing Partner     3            Hyperion
Age:  60                     (Chairman of   successor elected      of Federal City Capital Advisors,                  Funds and
Address:                     the Audit                             LLC and Deep Springs Capital                       Newcastle
c/o Friess Associates, LLC   Committee,     Since 2001             Partners, LLC, a financial advisory                Investment
P.O. Box 4166                since June,                           firm.  He was Chairman of Federal                  Corporation
Greenville, DE  19807        2004)                                 City Bancorp, a thrift holding
                                                                   company.  He has served as President
                                                                   and Chief Executive Officer of
                                                                   Pedestal Inc., an internet based
                                                                   secondary mortgage market trading
                                                                   platform based in Washington, DC.
                                                                   Mr. McFarland also served as Chief
                                                                   Financial Officer of Fannie Mae and
                                                                   as an officer of G.E. Capital and as
                                                                   President of Ticor Mortgage Insurance
                                                                   Company.

W. Richard Scarlett III      Director       Indefinite, until      Mr. Scarlett is Chairman and Chief    3            United
Age:  68                                    successor elected      Executive Officer of United                        Bancorporation
Address:                                                           Bancorporation of Wyoming, Inc., a                 of Wyoming,
c/o Friess Associates, LLC                  Since 2001             private bank holding company, having               Inc.
P.O. Box 4166                                                      been with such firm since 1981.
Greenville, DE  19807


Thomas D. Wren               Director       Indefinite, until      Mr. Wren is a senior advisor for      3
Age:  56                                    successor elected      Promontory Financial Group, LLC,                   ACM Financial
Address:  c/o Friess                                               Washington, DC, a financial and                    Trust, Inc.
Associates, LLC                             Since 2006             regulatory consulting firm.  Mr.                   and Hatteras
P.O. Box 4166                                                      Wren was the Treasurer of MBNA                     Financial
Greenville, DE  19807                                              Corporation and its MBNA American                  Corp.
                                                                   Bank, N.A. subsidiary from 1995 to
                                                                   2006.

James W. Zug                 Director       Indefinite, until      Mr. Zug is a retired Partner of       3            Allianz Funds,
Age:  67                                    successor elected      PricewaterhouseCoopers LLP.  He                    Amkor
Address:                                                           was employed with                                  Technology,
c/o Friess Associates, LLC                  Since 2001             PricewaterhouseCoopers and its                     Inc. and
P.O. Box 4166                                                      predecessors from 1964 until 2000.                 Teleflex Inc.
Greenville, DE  19807


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.


                                                                                               Number of Portfolios      Other
                                           Term of Office and                                  in the Fund Complex    Directorships
                        Position(s) Held     Length of Time        Principal Occupation(s)          Overseen by          Held by
                         with the Funds          Served            During Past 5 Years              Director(1)         Director
                         --------------          ------            -------------------              -----------         --------

"Interested Persons" (as defined in the Act) (2)

William F. D'Alonzo          Director       Indefinite, until      Mr. D'Alonzo joined Friess            3            None
Age:  53                                    successor elected      Associates, LLC  in 1981 as part of
Address:                                                           the research team.  He became Chief
c/o Friess Associates, LLC                  Since 2001             Investment Officer of Friess
P.O. Box 4166                                                      Associates, LLC and Friess Associates
Greenville, DE  19807                                              of Delaware, LLC, an affiliate of
                             President and  1 year term            Friess Associates, LLC (the "Friess
                             Chairman                              Companies") in 1997.  Mr. D'Alonzo
                                            Vice President from    became Chief Executive Officer of the
                                            1990 - 2003            Friess Companies in 2002 and Chairman
                                                                   of the Funds' Board in 2004.  Friess
                                                                   Associates, LLC and its predecessor
                                            President since 2003   have been the investment adviser for
                                                                   each of the Funds since each Fund's
                                                                   inception. Friess Associates of
                                                                   Delaware, LLC is the sub-adviser for
                                                                   each Fund.

Foster S. Friess             Director and   Indefinite, until      Mr. Friess founded Friess Associates, 3            None
Age:  67                     Founder        successor elected      LLC in 1974 with his wife, Lynnette
Address:                                                           E. Friess, and founded the Brandywine
c/o Friess Associates, LLC                  Since 1985             Funds, serving as Chairman of the
P.O. Box 576                                                       Board from 1985 to 2004.  He
Jackson, WY  83001                                                 currently serves as Chairman of the
                                                                   Friess Companies.

Lynda J. Campbell            Vice           1 year term            Ms. Campbell joined Friess            N/A          N/A
Age:  62                     President,                            Associates, LLC in 1985.  She is
Address:                     Secretary and  Vice President         currently Chief Administrative
c/o Friess Associates, LLC   Treasurer      since 1998;            Officer of the Friess Companies.
P.O. Box 4166                               Secretary since
Greenville, DE  19807                       1990;
                                            Treasurer since 2007


                                                                                               Number of Portfolios      Other
                                           Term of Office and                                  in the Fund Complex    Directorships
                        Position(s) Held     Length of Time        Principal Occupation(s)          Overseen by          Held by
                         with the Funds          Served            During Past 5 Years              Director(1)         Director
                         --------------          ------            -------------------              -----------         --------

"Interested Persons" (as defined in the Act) (2)

Joseph J. Fields             Vice President 1 year term            Mr. Fields joined Friess Associates,  N/A          N/A
Age:  52                                                           LLC in 1999. He is currently a Chief
Address:                                    Since 2007             Relationship Manager of the Friess
c/o Friess Associates, LLC                                         Companies.
P.O. Box 4166
Greenville, DE  19807

J. Gordon Kaiser             Vice President 1 year term            Mr. Kaiser joined Friess Associates,  N/A          N/A
Age:  48                                                           LLC in 1999. He is currently a Chief
Address:                                    Since 2007             Relationship Manager of the Friess
c/o Friess Associates, LLC                                         Companies.
P.O. Box 4166
Greenville, DE  19807

David D. Marky               Vice           1 year term as Vice    Mr. Marky joined Friess Associates,   N/A          N/A
Age:  42                     President,     President and          LLC in 2000. He is currently the
Address:                     Assistant      Assistant Secretary    Compliance Officer of the Friess
c/o Friess Associates, LLC   Secretary and  and at the             Companies and the Chief Compliance
P.O. Box 4166                Chief          discretion of the      Officer of the Funds.
Greenville, DE  19807        Compliance     Board as Chief
                             Officer        Compliance Officer;
                                            Vice President
                                            since 2002;
                                            Chief Compliance
                                            Officer since 2004;
                                            Assistant Secretary
                                            since 2002


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.


(2) All of the officers of the Company and employees of the Friess Companies are "interested persons" of the Company (as defined in the Act).

                  The Company's Board of Directors has created an audit committee whose members consist of Messrs. Birch, McFarland and Wren. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Company's Board of Directors has no other committees. The audit committee met twice during the fiscal year ended September 30, 2007.


                  The current standard method of compensating the directors of the Company and Brandywine Fund, Inc. is for the Fund, Brandywine Blue Fund and Brandywine Fund to pay each disinterested director an annual fee of $3,000, $16,000 and $25,000, respectively. The lead independent director is paid an additional $5,000 annually, divided proportionately among the Funds. The chairman of the audit committee is paid an additional $5,000 annually, divided proportionately among the Funds. Each of the Fund, Brandywine Blue Fund and Brandywine Fund also may reimburse directors for travel expenses incurred in order to attend meetings of the Boards of Directors.

                  The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2007:


                               COMPENSATION TABLE



                                                            Pension or
                                                            Retirement                                    Total
                                                         Benefits Accrued                             Compensation
                                         Aggregate              As           Estimated Annual         From Fund and
                                       Compensation        Part of Fund        Benefits Upon         Fund Complex(1)
          Name of Person                 From Fund           Expenses           Retirement          Paid to Directors
          --------------                 ---------           --------           ----------          -----------------

"Disinterested Persons"

Robert F. Birch                            $2,875               $0                  $0                     $40,500

C. Quentin S. Jackson                      $3,030               $0                  $0                     $45,500

Stuart A. McFarland                        $2,994               $0                  $0                     $44,250

W. Richard Scarlett III                    $2,875               $0                  $0                     $40,500

Thomas D. Wren                             $2,875               $0                  $0                     $40,500

James W. Zug                               $2,875               $0                  $0                     $40,500

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $ 0                 $0                  $0                     $ 0

Foster S. Friess                            $ 0                 $0                  $0                     $ 0


---------------


(1) Brandywine Advisors Midcap Growth Fund, Brandywine Blue Fund and Brandywine Fund are the only Funds in the Fund Complex.

                  The governance policies of the Funds contemplate that each independent director own in excess of $100,000 in the aggregate of shares of Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund. The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2007, which is also the valuation date:





                                                                            Aggregate Dollar Range of
                                                                            Equity Securities in All
                                                                         Registered Investment Companies
                                          Dollar Range of Equity       Overseen by Director in Family of
Name of Director                          Securities in the Fund             Investment Companies(1)

"Disinterested Persons"

Robert F. Birch                           $50,001-$100,000                     Over $100,000

C. Quentin S. Jackson                     $10,001-$50,000                      Over $100,000

Stuart A. McFarland                       $10,001-$50,000                      Over $100,000

W. Richard Scarlett III                   $10,001-$50,000                      Over $100,000

Thomas D. Wren                            $1-$10,000                           $50,001-$100,000

James W. Zug                              $10,001-$50,000                      Over $100,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                       Over $100,000                        Over $100,000

Foster S. Friess                          Over $100,000                        Over $100,000


---------------


(1) Brandywine Advisors Midcap Growth Fund, Brandywine Blue Fund and Brandywine Fund are the only funds in the fund complex.



                  The Companies and Friess Associates, LLC, the Fund's investment adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund. While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Fund, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits purchases within ten business days of a redemption and a redemption within ten business days of a purchase.

                  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at hhtp://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                  The Fund votes proxies in accordance with its proxy voting policy. The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Fund. When the Fund votes proxies it generally follows the so-called "Wall Street Rule" (namely, it votes as management recommends or sells the stock prior to the meeting). The Friess Companies believes that following the "Wall Street Rule" is usually consistent with the economic best interests of the Fund. Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests.

                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Friess Companies, the Friess Companies will defer to the recommendations of ISS. A brief description of the recommendations of ISS is set forth below.

                  The ISS proxy voting guidelines generally call for voting FOR:

               o    Proposals to ratify auditors

               o Proposals to repeal classified boards and to elect all directors annually

               o Proposals asking that a majority or more of directors be independent

               o Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

               o Proposals to allow or make easier shareholder action by written consent

               o Proposals that remove restrictions on the right of shareholders to act independently of management

               o    Proposals to lower supermajority vote requirements

               o    Proposals to adopt confidential voting

               o Proposals asking a company to submit its poison pill for shareholder ratification

                  The ISS proxy voting guidelines generally call for voting
AGAINST:

               o    Proposals to classify the board of directors

               o Proposals to restrict or prohibit shareholder ability to take action by written consent

               o Proposals to restrict or prohibit shareholder ability to call special meetings

               o    Proposals to require a supermajority vote

               o    Proposals to eliminate cumulative voting

                  The ISS proxy voting guidelines generally call for voting on a case-by-case basis on:

               o Proposals to elect directors in uncontested elections (ISS considers independence, attendance, long-term company performance and a number of other factors)

               o Proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position)

               o Proposals to elect directors in contested elections (ISS evaluates each side's qualifications, track record and proposals)

               o    Proposals to redeem or ratify a poison pill

               o Proposals for a merger or other corporate restructuring (ISS considers pricing, strategic rationale and the negotiating process)

               o Proposals for reincorporation (ISS considers both financial and corporate governance concerns)

               o Proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications)

               o Proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution)

                             PRINCIPAL STOCKHOLDERS



                  Set forth below are the names and addresses of all holders of the Fund's shares who as of December 31, 2007 owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Company as a group.


                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership
        ------------------------------------                --------------------                  ---------
Foster S. Friess and Lynnette E. Friess                          16,110,003                         71.61%
P.O. Box 4166
Greenville, Delaware  19807

National Christian Charitable Foundation Inc.                     1,384,106                         6.15%
11625 Rainwater Drive
Suite 500
Alpharetta, GA  30004

Charles Schwab & Co., Inc.*                                       1,383,231                         6.15%
101 Montgomery Street
San Franciso, CA  94104

National Financial Services LLC                                   1,167,305                         5.19%
One Word Financial Center
200 Liberty Street
New York, NY  10281

Officers and directors as a group (12 persons)                   16,166,108                         71.86%


-----------------------------

* Owned of record only.

                  As a result of their holdings, Foster and Lynnette Friess control the Fund. Foster and Lynnette Friess own sufficient shares of the Fund to approve or disapprove all matters brought solely before the shareholders of the Fund.


                  Other than the foregoing, the Fund is not aware of any person who, as of December 31, 2007, owned of record or beneficially 5% or more of the shares of Brandywine Advisors Midcap Growth Fund.


             INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

                               Investment Adviser

                  The investment adviser to the Fund is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. The Fund's investment advisory agreement allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. The Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, the Fund pays the Adviser a monthly management fee at the annual rate of 1% of the Fund's daily net assets. The Adviser at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).


                  During the fiscal years ended September 30, 2007, 2006 and 2005, the Fund paid the Adviser investment advisory fees of $2,174,158, $1,929,962 and $1,611,374, respectively.

                  The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statement required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Such expenses may include administrative services performed by the Adviser for which the Adviser will be reimbursed by the Fund. During the fiscal years ended September 30, 2007, 2006 and 2005, the Fund reimbursed the Adviser $2,180, $2,860 and $1,855, respectively, for administrative services performed by the Adviser.


                  The Fund also pays the fees of directors who are not interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the Fund's net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.


                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale, or if the states in which the Fund's shares are qualified for sale impose no such restrictions, 1.95%. As of the date hereof, no such state law provision was applicable to the Fund. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. No reimbursement was required during the fiscal years ended September 30, 2007, 2006 and 2005.


                  The investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") will remain in effect as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The

Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

                  The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser

                  The sub-adviser to the Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between the Fund, the Adviser and the Sub-Adviser ("the Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to the Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

                  The Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

                  The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                  The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage".

                               Portfolio Managers


                  The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2007.






                                      Number of Other Accounts Managed               Number of Accounts and Total Assets for
                                      and Total Assets by Account Type               Which Advisory Fee is Performance-Based
                                      --------------------------------               ---------------------------------------
                               Registered      Other Pooled                        Registered     Other Pooled
         Name of               Investment       Investment           Other         Investment      Investment
    Portfolio Managers         Companies         Vehicles          Accounts         Companies       Vehicles     Other Accounts
    ------------------         ---------         --------          --------         ---------       --------           --------
William F. D'Alonzo                4                 1                148              --              --              --

                             $8,741,093,758    $641,487,579     $7,234,514,284         $--            $--             $--

Jonathan S. Fenn                   4                 1                148              --              --              --

                             $8,741,093,758    $641,487,579     $7,234,514,284         $--            $--             $--

John P. Ragard                     4                 1                148              --              --              --

                             $8,741,093,758    $641,487,579     $7,234,514,284         $--            $--             $--




                  The portfolio managers of the Adviser and the Sub-Adviser are often responsible for managing other accounts. The Adviser and the Sub-Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates or the Sub-Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser and the Sub-Adviser have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser and the Sub-Adviser have adopted policies limiting the ability of portfolio managers to cross securities between funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  With respect to initial public offerings and secondary offerings that are part of a syndicate calendar (collectively "IPOs") the Adviser and Sub-Adviser use their best efforts to allocate fairly IPOs to all eligible accounts. When feasible, IPOs are allocated pro rata to all eligible accounts. Such allocations are generally not feasible because IPO allocations are limited and a pro rata allocation would result in extremely small positions held by eligible accounts. To avoid this result IPOs are generally allocated to eligible accounts using a rotation system designed to treat equitably all eligible accounts. The rotation system considers the performance of IPOs previously allocated.

                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2007.





                                                                                     Method Used to Determine Compensation
           Name of                     Form of                 Source of             (Including Any Differences in Method
      Portfolio Managers            Compensation             Compensation                   Between Account Types)
      ------------------            ------------             ------------                   ----------------------



William F. D'Alonzo                 Salary/Bonus          Adviser/Sub-Adviser     Mr.  D'Alonzo  receives a fixed salary from
                                                                                  the  Adviser  that is set by  reference  to
                                                                                  industry  standards.  He also  receives  an
                                                                                  annual  bonus based on the growth of client
                                                                                  assets  managed  by  the  Adviser  and  its
                                                                                  resulting revenue.

Jonathan S. Fenn                    Salary/Bonus          Adviser/Sub-Adviser     Mr. Fenn  receives a fixed  salary from the
                                                                                  Adviser   that  is  set  by   reference  to
                                                                                  industry  standards.  He also  receives  an
                                                                                  annual  subjective  bonus  based  solely on
                                                                                  the  overall  profitability  of the Adviser
                                                                                  after taxes for the prior fiscal year.

John P. Ragard                      Salary/Bonus          Adviser/Sub-Adviser     Mr.  Ragard  receives a fixed  salary  from
                                                                                  the  Adviser  that is set by  reference  to
                                                                                  industry  standards.  He also  receives  an
                                                                                  annual  subjective  bonus  based  solely on
                                                                                  the  overall  profitability  of the Adviser
                                                                                  after taxes for the prior fiscal year.



                  The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each of the portfolio managers as of December 31, 2007.




                                     Dollar Range of Equity Securities of
Name of Portfolio Managers          Brandywine Advisors Midcap Growth Fund
--------------------------          --------------------------------------
William F. D'Alonzo                           $100,001 - $500,000


Jonathan S. Fenn                                     None


John P. Ragard                                       None




                                SERVICE AGREEMENT


                  The Fund has entered into a Service Agreement with Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreement, Fiduciary Management, Inc. serves as the Fund's administrator and in this capacity is responsible for (a) calculating daily the Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services the Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. For each of the fiscal years ending September 30, 2007, 2006 and 2005, the Fund paid Fiduciary Management, Inc. $37,667, $36,500 and $36,500, respectively, pursuant to the Service Agreement.


                  The Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. The Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Fund will normally be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  The net asset value (or "price") per share of the Fund is determined by dividing the total value of the Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating the Fund's net asset value, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other securities will generally be valued at the most recent bid price if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.

                  The Fund values most money market instruments it holds at their amortized cost. If market quotations are not available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                             DISTRIBUTION OF SHARES

                  The Fund has adopted a Service and Distribution Plan (the "Plan") in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current stockholders, and the printing and mailing of sales literature. Distribution expenses may be authorized by the officers of the Company or the Fund's distributor. The Fund's distributor is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. To the extent any activity financed by the Plan is one which the Fund may finance without a 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

                  The Plan may be terminated by the Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Birch, Jackson, McFarland, Scarlett, Wren and Zug are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the stockholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.


                  While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. During the fiscal year ended September 30, 2007, the Fund incurred distribution costs of $107,055 under the Plan. Of this amount, $1,400 was spent on advertising and promotional expenses, $23,005 was spent on printing and mailing of prospectuses to other than current shareholders, $58,839 was paid to broker-dealers, $17,811 was paid to Quasar Distributors, LLC, and $6,000 was paid to FMI for administrative services.


                               PURCHASE OF SHARES

                  The Fund has adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of the Fund has a beneficial interest.



                              REDEMPTION OF SHARES

                  A stockholder's right to redeem shares of the Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or to determine fairly the value of its net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom the Fund effects portfolio transactions may recommend the purchase of the Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Fund.

                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

                  Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Fund's brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

                  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.


                  During the fiscal years ended September 30, 2007, 2006 and 2005, the Fund paid brokerage commissions of $834,755 on transactions for which brokerage commission were paid of $727,954,804; $903,123 on transactions for which brokerage commissions were paid of $1,954,685,817; and $761,622 on transactions for which brokerage commissions were paid of $631,858,012, respectively. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2007, all but $72,292 on transactions for which brokerage commission were paid of $82,960,908 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN

                  U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street,

Milwaukee, Wisconsin, 53202, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. In such event stockholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from the Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Fund are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  The Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


                  Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Midcap Growth Fund. Each outstanding share entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

                  The shares of each of Brandywine Advisors Midcap Growth Fund and Brandywine Blue Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the stockholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.


                  There are no conversion or sinking fund provisions applicable to the shares of either Fund. Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

                  The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.


                  The Company will not issue certificates evidencing shares of Brandywine Advisors Midcap Growth Fund. Each stockholder's account will be credited with the number of shares purchased, relieving such stockholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of Brandywine Advisors Midcap Growth Fund.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  Moody's Investors Service, Inc. Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

TATEMENT OF ADDITIONAL INFORMATION                              January 31, 2008
for Brandywine Fund and Brandywine Blue Fund


                                BRANDYWINE FUNDS



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Brandywine Funds dated January 31, 2008. Requests for copies of the prospectus should be made in writing to the Brandywine Funds, P.O. Box 4166, Greenville, Delaware, 19807,
Email: bfunds@friess.com or Website: www.brandywinefunds.com, or by calling
(800) 656-3017.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2007, of Brandywine Fund, Inc. (File No. 811-04447) and Brandywine Blue Fund, Inc. (File No. 811-06221), as filed with the Securities and Exchange Commission on Form N-CSR on October 26, 2007:


                Brandywine Fund, Inc.

             Statement of Net Assets
             Statement of Operations
             Statements of Changes in Net Assets
             Financial Highlights
             Notes to Financial Statements (combined)
             Report of Independent Registered Public Accounting Firm (combined)


             Brandywine Blue Fund, Inc.

             Statement of Net Assets
             Statement of Operations
             Statements of Changes in Net Assets
             Financial Highlights
             Notes to Financial Statements (combined)
             Report of Independent Registered Public Accounting Firm (combined)


                  Stockholders may obtain a copy of the Annual Report, without charge, by calling (800) 656-3017.


                              BRANDYWINE FUND, INC.
                           BRANDYWINE BLUE FUND, INC.
                                  P.O. Box 4166
                           Greenville, Delaware 19807

                                BRANDYWINE FUNDS

                                Table of Contents

                                                                        Page No.

GENERAL INFORMATION AND HISTORY...............................................1

INVESTMENT RESTRICTIONS.......................................................1


INVESTMENT CONSIDERATIONS.....................................................3

DISCLOSURE OF PORTFOLIO HOLDINGS..............................................4

DIRECTORS AND OFFICERS OF THE COMPANIES.......................................6

PRINCIPAL STOCKHOLDERS.......................................................16

INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS.......................17

SERVICE AGREEMENTS...........................................................22

DETERMINATION OF NET ASSET VALUE.............................................23

PURCHASE OF SHARES...........................................................23

REDEMPTION OF SHARES.........................................................24

SYSTEMATIC WITHDRAWAL PLAN...................................................24

ALLOCATION OF PORTFOLIO BROKERAGE............................................25

CUSTODIAN....................................................................26

TAXES........................................................................27

STOCKHOLDER MEETINGS.........................................................28

CAPITAL STRUCTURE............................................................29

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................30

DESCRIPTION OF SECURITIES RATINGS............................................30


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2008 and, if given or made, such information or representations may not be relied upon as having been authorized by the Brandywine Funds.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         GENERAL INFORMATION AND HISTORY


                  Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. (each a "Company" and collectively the "Companies") are open-end, diversified management companies registered under the Investment Company Act of 1940 (the "Act"). The Companies are Maryland corporations. Brandywine Fund, Inc. was incorporated on October 9, 1985 and Brandywine Blue Fund, Inc. was incorporated on November 13, 1990. Brandywine Fund, Inc. consists of one series, Brandywine Fund. Brandywine Blue Fund, Inc. consists of two series, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund. This Statement of Additional Information provides information regarding Brandywine Fund and Brandywine Blue Fund, but not Brandywine Advisors Midcap Growth Fund. (Brandywine Fund and Brandywine Blue Fund are sometimes hereinafter individually referred to as a "Fund" and collectively as the "Funds").


                             INVESTMENT RESTRICTIONS

                  Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a stockholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

                  1. Neither Fund will purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options.

                  2. Brandywine Blue Fund will not purchase warrants. Brandywine Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets and of such 5% not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges.

                  3. Neither Fund will borrow money or issue senior securities, except for temporary bank borrowings for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its net assets, and neither Fund will pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of such Fund's net assets. Neither Fund will purchase securities while it has any outstanding borrowings.

                  4. Neither Fund will lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid securities do not exceed 10% of such Fund's total assets) and neither Fund will lend its portfolio securities.

                  5. Neither Fund will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase such Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of such Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  6. Neither Fund will make investments for the purpose of exercising control or management of any company.

                  7. Each Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Act (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such Fund and to not more than 10% of the outstanding voting securities of such issuer.)

                  8. Neither Fund will concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

                  9. Neither Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Companies or an officer, director or other affiliated person of the Funds' investment adviser.

                  10. Neither Fund will acquire or retain any security issued by a company if any of the directors or officers of the Companies, or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  11. Neither Fund will act as an underwriter or distributor of securities other than of its shares and neither Fund will purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

                  12. Neither Fund will purchase any interest in any oil, gas or any other mineral exploration or development program.

                  13. Neither Fund will purchase or sell real estate or real estate mortgage loans. (This prohibition shall include limited partnership interests of limited partnerships investing in real estate, but shall not include readily marketable investments in real estate investment trusts or readily marketable securities of companies investing in real estate.)

                  14. Neither Fund will purchase or sell commodities or commodities contracts, including futures contracts.

                  The following investment limitation is not fundamental and may be changed without stockholder approval.

                  1. Neither Fund will invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, or equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

                  Unless specifically stated in an investment restriction, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from changes in value of a Fund's assets will not constitute a violation of that restriction.

                            INVESTMENT CONSIDERATIONS

                  Each of the Funds invests mainly in common stocks of U.S. companies. However when the Funds' investment adviser believes that securities other than common stocks offer opportunity for long-term capital appreciation, each Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants (Brandywine Fund only). (Neither Fund currently intends to invest more than 10% of its net assets in any of publicly distributed debt securities, preferred stocks or warrants.) Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. Each Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, a Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

                  The Funds may invest in securities of foreign issuers or in American Depository Receipts of such issuers. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund's income without providing a tax credit for the Fund's stockholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which the Funds' investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                  The money market instruments in which the Funds invest include conservative fixed-income securities, such as U.S. Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 by Standard & Poor's Corporation or Prime-1 by

Moody's Investors Service, Inc., commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds' investment adviser will monitor the creditworthiness of the issuers of the commercial paper master notes while any borrowings are outstanding.

                  Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. Neither Fund will enter into repurchase agreements with entities other than banks nor invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' shareholders. The Funds may not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.


                  Fund Service Providers. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds' Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers include the Funds' administrator, independent registered public accountants, financial printer, legal counsel, transfer agent and custodian.

                  Rating and Ranking Organizations. The Funds' Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below. The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is approximately 10 business days old.


                  Morningstar, Inc.
                  Lipper, Inc.
                  Bloomberg L.P.
                  Thomson Financial Research
                  Vickers Stock Research
                  AON Investment Consulting
                  R.V. Kuhns & Associates (Brandywine Fund only) Prime Buchholz & Associates, Inc. (Brandywine Fund only) Evaluation Associates (Brandywine Fund only)


                  The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Funds' shareholders to provide them with non-public portfolio holdings information. This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information. However, the Funds' officers receive reports on a regular basis as to purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The Funds' officers will report to the Board of Directors any such unusual trading in shares of the Funds. The Funds may not pay these organizations.

                  Public Disclosure. The Funds' quarterly reports to shareholders, containing quarter-end portfolio holdings, are distributed to shareholders approximately 10 business days after the end of each calendar quarter.

                     DIRECTORS AND OFFICERS OF THE COMPANIES

                  As Maryland corporations, the business and affairs of each Company are managed by its officers under the direction of its Board of Directors. The same persons currently serve as directors and officers of both Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. The name, address, principal occupations during the past five years, other public company and registered investment company directorships and other information with respect to each of the directors and officers of the Companies are as follows:








                                                                                                   Number of
                                                                                                   Portfolios             Other
                                           Term of Office                                      in the Fund Complex    Directorships
                         Position(s) Held   and Length             Principal Occupation(s)         Overseen by          Held by
                          with the Funds   of Time Served          During Past 5 Years             Director(1)          Director
                          --------------   --------------          -------------------             -----------          --------

"Disinterested Persons"

Robert F. Birch              Director       Indefinite, until      Mr. Birch has been President        3             Hyperion Funds
Age:  71                                    successor elected      and Director of the New                           and New America
Address:                                                           America High Income Fund since                    High Income
c/o Friess Associates, LLC                  Since 2001             1992, a high yield bond fund                      Fund
P.O. Box 4166                                                      traded on the New York Stock
Greenville, DE 19807                                               Exchange.

C. Quentin S. Jackson        Director       Indefinite, until      Mr. Jackson is retired.  Mr.        3             None
Age:  64                     (Lead          successor elected      Jackson was the President and
Address:                     Independent                           Chief Executive Officer of Nuclear
c/o Friess Associates, LLC   Director)      Since 2001             Electric Insurance Ltd., a multi-
P.O. Box 4166                                                      billion dollar company mutually
Greenville, DE 19807                                               owned by energy companies to
                                                                   provide property and accidental
                                                                   outage insurance to all operating
                                                                   nuclear power stations in the
                                                                   United States and some overseas.
                                                                   He was with Nuclear Electric from
                                                                   1980 to 2006.


                                                                                                   Number of
                                                                                                   Portfolios             Other
                                           Term of Office                                      in the Fund Complex    Directorships
                         Position(s) Held   and Length             Principal Occupation(s)         Overseen by          Held by
                          with the Funds   of Time Served          During Past 5 Years             Director(1)          Director
                          --------------   --------------          -------------------             -----------          --------

"Disinterested Persons"

Stuart A. McFarland          Director       Indefinite, until      Mr. McFarland is Managing Partner   3             Hyperion Funds
Age:  60                     (Chairman of   successor elected      of Federal City Capital Advisors,                 and Newcastle
Address:                     the Audit                             LLC and Deep Springs Capital                      Investment
c/o Friess Associates, LLC   Committee,     Since 2001             Partners, LLC, a financial advisory               Corporation
P.O. Box 4166                since June,                           firm.  He was Chairman of  Federal
Greenville, DE 19807         2004)                                 City Bancorp, a thrift holding
                                                                   company.  He has served as President
                                                                   and Chief Executive Officer of
                                                                   Pedestal Inc., an internet based
                                                                   secondary mortgage market trading
                                                                   platform based in Washington, DC.
                                                                   Mr. McFarland also served as Chief
                                                                   Financial Officer of Fannie Mae and
                                                                   as an officer of G.E. Capital and
                                                                   as President of Ticor Mortgage
                                                                   Insurance Company.

W. Richard Scarlett III      Director       Indefinite, until      Mr. Scarlett is Chairman and Chief  3             United
Age:  68                                    successor elected      Executive Officer of United                       Bancorporation
Address:                                                           Bancorporation of Wyoming, Inc., a                of Wyoming,
c/o Friess Associates, LLC                  Since 2001             private bank holding company,                     Inc.
P.O. Box 4166                                                      having been with such firm since
Greenville, DE 19807                                               1981.

Thomas D. Wren               Director       Indefinite, until      Mr. Wren is a senior advisor for    3
Age:  56                                    successor elected      Promontory Financial Group, LLC,                  ACM Financial
Address:                                                           Washington, DC, a financial and                   Trust, Inc. and
c/o Friess Associates, LLC                  Since 2006             regulatory consulting firm.  Mr.                  Hatteras
P.O. Box 4166                                                      Wren was the Treasurer of MBNA                    Financial Corp.
Greenville, DE 19807                                               Corporation and its MBNA American
                                                                   Bank, N.A. subsidiary from 1995 to
                                                                   2006.

James W. Zug                 Director       Indefinite, until      Mr. Zug is a retired Partner of     3             Allianz Funds,
Age:  67                                    successor elected      PricewaterhouseCoopers LLP.  He                   Amkor
Address:                                                           was employed with                                 Technology,
c/o Friess Associates, LLC                  Since 2001             PricewaterhouseCoopers and its                    Inc. and
P.O. Box 4166                                                      predecessors from 1964 until 2000.                Teleflex Inc.
Greenville, DE 19807


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.


                                                                                                   Number of
                                                                                                   Portfolios             Other
                                           Term of Office                                      in the Fund Complex    Directorships
                         Position(s) Held   and Length             Principal Occupation(s)         Overseen by          Held by
                          with the Funds   of Time Served          During Past 5 Years             Director(1)          Director
                          --------------   --------------          -------------------             -----------          --------

"Interested Persons" (as defined in the Act) (2)

William F. D'Alonzo          Director       Indefinite, until      Mr. D'Alonzo joined Friess          3             None
Age:  53                                    successor elected      Associates, LLC  in 1981 as part
Address:                                                           of the research team.  He became
c/o Friess Associates, LLC                  Since 2001             Chief Investment Officer of Friess
P.O. Box 4166                                                      Associates, LLC and Friess
Greenville, DE  19807                                              Associates of Delaware, LLC, an
                             President and  1 year term            affiliate of Friess Associates, LLC
                             Chairman                              (the "Friess Companies") in 1997.
                                            Vice President from    Mr. D'Alonzo became Chief Executive
                                            1990 - 2003;           Officer of the Friess Companies in
                                                                   2002 and Chairman of the Funds'
                                            President since 2003   Board in 2004.  Friess Associates,
                                                                   LLC and its predecessor have been
                                                                   the investment adviser for each of
                                                                   the Funds since each Fund's
                                                                   inception. Friess Associates of
                                                                   Delaware, LLC is the sub-adviser for
                                                                   each Fund.

Foster S. Friess             Director and   Indefinite, until      Mr. Friess founded Friess           3             None
Age:  67                     Founder        successor elected      Associates, LLC in 1974 with his
Address:                                                           wife, Lynnette E. Friess, and
c/o Friess Associates, LLC                  Since 1985             founded the Brandywine Funds,
P.O. Box 576                                                       serving as Chairman of the Board
Jackson, WY  83001                                                 from 1985 to 2004.  He currently
                                                                   serves as Chairman of the Friess
                                                                   Companies.

Lynda J. Campbell            Vice           1 year term            Ms. Campbell joined Friess          N/A           N/A
Age:  62                     President,                            Associates, LLC in 1985. She is
Address:                     Secretary and  Vice President since   currently Chief Administrative
c/o Friess Associates, LLC   Treasurer      1998;                  Officer of the Friess Companies.
P.O. Box 4166                               Secretary since
Greenville, DE  19807                       1990;
                                            Treasurer since 2007


                                                                                                   Number of
                                                                                                   Portfolios             Other
                                           Term of Office                                      in the Fund Complex    Directorships
                         Position(s) Held   and Length             Principal Occupation(s)         Overseen by          Held by
                          with the Funds   of Time Served          During Past 5 Years             Director(1)          Director
                          --------------   --------------          -------------------             -----------          --------

"Interested Persons" (as defined in the Act) (2)

Joseph J. Fields             Vice President 1 year term            Mr. Fields joined Friess            N/A           N/A
Age:  52                                                           Associates, LLC in 1999. He is
Address:                                    Since 2007             currently a Client Relationship
c/o Friess Associates, LLC                                         Manager of the Friess Companies.
P.O. Box 4166
Greenville, DE  19807

J. Gordon Kaiser             Vice President 1 year term            Mr. Kaiser joined Friess            N/A           N/A
Age:  48                                                           Associates, LLC in 1999. He is
Address:                                    Since 2007             currently Client Relationship
c/o Friess Associates, LLC                                         Manager of the Friess Companies.
P.O. Box 4166
Greenville, DE  19807

David D. Marky               Vice           1 year term as Vice    Mr. Marky joined Friess Associates, N/A           N/A
Age:  42                     President,     President and          LLC in 2000.  He is currently the
Address:                     Assistant      Assistant Secretary    Compliance Officer of the Friess
c/o Friess Associates, LLC   Secretary and  and at the             Companies and the Chief Compliance
P.O. Box 4166                Chief          discretion of the      Officer of the Funds.
Greenville, DE  19807        Compliance     Board as Chief
                             Officer        Compliance Officer;
                                            Vice President since
                                            2002;
                                            Chief Compliance
                                            Officer since 2004;
                                            Assistant Secretary
                                            since 2002


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.


(2) All of the officers of the Companies and employees of the Friess Companies are "interested persons" of the Companies (as defined in the Act).

                  Each of the Companies' Boards of Directors has created an audit committee whose members consist of Messrs. Birch, McFarland and Wren. The primary functions of the audit committee are to recommend to the Companies' Boards of Directors the independent auditors to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' auditors and financial records. The Companies' Boards of Directors have no other committees. The audit committee met twice during the fiscal year ended September 30, 2007.

                  The current standard method of compensating directors of the Companies is for Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund to pay each disinterested director a fee of $25,000, $16,000 and $3,000, respectively. The lead independent director is paid an additional $5,000 annually, divided proportionately among the Funds. The chairman of the audit committee is paid an additional $5,000 annually, divided proportionately among the Funds. The Companies also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                  The tables below sets forth the compensation paid by the Brandywine Fund and Brandywine Blue Fund to each of the directors of the Companies during the fiscal year ended September 30, 2007:




                               COMPENSATION TABLE
                                 BRANDYWINE FUND





                                                             Pension or
                                                             Retirement                                    Total
                                                              Benefits                                 Compensation
                                         Aggregate           Accrued As         Estimated Annual       From Fund and
                                       Compensation         Part of Fund         Benefits Upon        Fund Complex(1)
          Name of Person                 From Fund            Expenses             Retirement        Paid to Directors
          --------------                 ---------            --------             ----------        -----------------

"Disinterested Persons"

Robert F. Birch                            $23,750               $0                    $0                 $40,500

C. Quentin S. Jackson                      $26,817               $0                    $0                 $45,500

Stuart A. McFarland                        $26,073               $0                    $0                 $44,250

W. Richard Scarlett III                    $23,750               $0                    $0                 $40,500

Thomas D. Wren                             $23,750               $0                    $0                 $40,500

James W. Zug                               $23,750               $0                    $0                 $40,500

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                   $0                    $0                   $0

Foster S. Friess                            $0                   $0                    $0                   $0


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.

                               COMPENSATION TABLE
                              BRANDYWINE BLUE FUND





                                                             Pension or
                                                             Retirement                                    Total
                                                              Benefits                                 Compensation
                                         Aggregate           Accrued As         Estimated Annual       From Fund and
                                       Compensation         Part of Fund         Benefits Upon        Fund Complex(1)
          Name of Person                 From Fund            Expenses             Retirement        Paid to Directors
          --------------                 ---------            --------             ----------        -----------------

"Disinterested Persons"

Robert F. Birch                           $13,875                $0                    $0                 $40,500

C. Quentin S. Jackson                     $15,653                $0                    $0                 $45,500

Stuart A. McFarland                       $15,183                $0                    $0                 $44,250

W. Richard Scarlett III                   $13,875                $0                    $0                 $40,500

Thomas D. Wren                            $13,875                $0                    $0                 $40,500

James W. Zug                              $13,875                $0                    $0                 $40,500

"Interested Persons" (as defined in the Act)

William F. D'Alonzo                         $0                   $0                    $0                   $0

Foster S. Friess                            $0                   $0                    $0                   $0


---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only Funds in the Fund Complex.

                  The governance policies of the Funds contemplate that each independent director own in excess of $100,000 in the aggregate of shares of Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund after three years of service as a director. The following table sets forth the dollar range of equity securities beneficially owned by each director in Brandywine Fund and Brandywine Blue Fund as of December 31, 2007, which is also the valuation date:







                                                                              Aggregate Dollar Range of Equity
                                                       Dollar Range of          Securities in All Registered
                                Dollar Range of       Equity Securities       Investment Companies Overseen by
           Name              Equity Securities in       in Brandywine              Director in Family of
        of Director             Brandywine Fund           Blue Fund                Investment Companies(1)
        -----------             ---------------           ---------                -----------------------

"Disinterested Persons"

Robert F. Birch                  Over $100,000          Over $100,000                   Over $100,000

C. Quentin S. Jackson            Over $100,000          Over $100,000                   Over $100,000

Stuart A. McFarland            $50,001-$100,000        $50,001-$100,000                 Over $100,000

W. Richard Scarlett III          Over $100,000         $50,001-$100,000                 Over $100,000

Thomas D. Wren                  $10,001-$50,000        $10,001-$50,000                $50,001-$100,000

James W. Zug                   $50,001-$100,000        $10,001-$50,000                  Over $100,000

"Interested Persons" (as defined in the Act)

William F. D'Alonzo              Over $100,000      Over $100,000                       Over $100,000

Foster S. Friess                 Over $100,000      Over $100,000                       Over $100,000


 ---------------


(1) Brandywine Fund, Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are the only funds in the fund complex.


                  The Companies and Friess Associates, LLC, the Funds' investment adviser, have adopted a code of ethics pursuant to Rule 17j-1 under the Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. The code of ethics prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. While the code of ethics permits access persons of the Friess Companies to purchase and redeem shares of the Funds, it requires that such transactions be approved in advance by the Friess Companies Compliance Department, and prohibits a purchase within ten business days of a redemption and a redemption within ten business days of a purchase.

                  Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Funds' website at hhtp://www.brandywinefunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                  The Funds vote proxies in accordance with their proxy voting policy. The Friess Companies employ Institutional Shareholder Services, Inc. to assist it in voting proxies for the Funds. When the Funds vote proxies they generally follow the so-called "Wall Street Rule" (namely, they vote as management recommends or sell the stock prior to the meeting). The Friess Companies believes that following the "Wall Street Rule" is usually consistent with the economic best interests of the Funds. Consistent with its duty of care, the Friess Companies monitor proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest.

                  In the event that a vote presents a conflict of interest between the interests of the Funds and the Friess Companies, the Friess Companies will defer to the recommendations of ISS. A brief description of the recommendations of ISS is set forth below.

                  The ISS proxy voting guidelines generally call for voting FOR:

               o    Proposals to ratify auditors

               o Proposals to repeal classified boards and to elect all directors annually

               o Proposals asking that a majority or more of directors be independent

               o Proposals asking that audit, compensation and/or nominating committees be composed exclusively of independent directors

               o Proposals to allow or make easier shareholder action by written consent

               o Proposals that remove restrictions on the right of shareholders to act independently of management

               o    Proposals to lower supermajority vote requirements

               o    Proposals to adopt confidential voting

               o Proposals asking a company to submit its poison pill for shareholder ratification

                  The ISS proxy voting guidelines generally call for voting
AGAINST:

               o    Proposals to classify the board of directors

               o Proposals to restrict or prohibit shareholder ability to take action by written consent

               o Proposals to restrict or prohibit shareholder ability to call special meetings

               o    Proposals to require a supermajority vote

               o    Proposals to eliminate cumulative voting

                  The ISS proxy voting guidelines generally call for voting on a case-by-case basis on:

o                          Proposals to elect directors in uncontested elections
               (ISS considers independence, attendance, long-term
                           company performance and a number of other factors)

               o Proposals requiring that the positions of chairman and chief executive officer be held by different persons. (ISS looks to see if the company has governance structures in place that counterbalance a combined position)

               o Proposals to elect directors in contested elections (ISS evaluates each side's qualifications, track record and proposals)

               o    Proposals to redeem or ratify a poison pill

               o Proposals for a merger or other corporate restructuring (ISS considers pricing, strategic rationale and the negotiating process)

               o Proposals for reincorporation (ISS considers both financial and corporate governance concerns)

               o Proposals to increase authorized common stock and to create dual class common stock (ISS considers the financial and voting implications)

               o Proposals to approve compensation plans (ISS considers a number of factors that primarily focus on the level of transfer of shareholder wealth and voting power dilution)

                             PRINCIPAL STOCKHOLDERS


                  Set forth below are the names and addresses of all holders of each Fund's shares who as of December 31, 2007 owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of each Fund beneficially owned by all officers and directors of the Company as a group.




                                 Brandywine Fund



                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership
        ------------------------------------                --------------------                  ---------
National Financial Services Corp.*                               13,931,503                         10.48%
Church Street Station
P.O. Box 3908 New York, NY 10008

Charles Schwab & Co., Inc.*                                      12,235,734                         9.20%
101 Montgomery Street
San Francisco, CA  94104
Officers and directors as a group (12 persons)                    3,171,036                         2.39%


-----------------------------

* Owned of record only.

                              Brandywine Blue Fund



                                                                  Amount of                       Percentage
        Name and Address of Beneficial Owner                Beneficial Ownership                  Ownership
        ------------------------------------                --------------------                  ---------
Charles Schwab & Co., Inc.*                                      20,909,781                         8.01%
101 Montgomery Street
San Francisco, CA  94104

National Financial Services Corp.*                               13,222,548                         5.07%
Church Street Station
P.O. Box 3908 New York, NY 10008
Officers and directors as a group (12 persons)                    2,266,119                         0.87%


-----------------------------

* Owned of record only.


                  Other than the foregoing, the Funds were not aware of any person who, as of December 31, 2007, owned of record or beneficially 5% or more of the shares of either Fund.


             INVESTMENT ADVISER, SUB-ADVISER AND PORTFOLIO MANAGERS

                               Investment Adviser

                  The investment adviser to the Funds is Friess Associates, LLC (formerly Friess Associates, Inc.) (the "Adviser"). Affiliated Managers Group, Inc. ("AMG") is the managing member of the Adviser. AMG, Boston, Massachusetts, is a publicly-traded asset management company, which holds equity interests in investment management firms. Each investment advisory agreement between a Fund and the Adviser (each an "Advisory Agreement", and, collectively, the "Advisory Agreements") allows the Adviser to delegate some or all of its responsibilities to one or more sub-advisers. Under the Advisory Agreements, the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. For its services, each Fund pays the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Adviser at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays the salaries and fees of all officers and directors of the Companies (except the fees paid to directors who are not interested persons of the Adviser).

                  During each of the last three fiscal years, the Funds paid the Adviser investment advisory fees as set forth below:


         Fund           Fiscal Year Ended September 30      Investment Advisory Fees
         ----           ------------------------------      ------------------------
Brandywine Fund                      2007                         $43,777,629
                                     2006                         $40,963,503
                                     2005                         $36,924,678

Brandywine Blue Fund                 2007                         $24,462,505
                                     2006                         $15,353,283
                                     2005                          $8,021,661




                  The Funds pay all of their expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing their registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of stock certificates, director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. During the fiscal years ended September 30, 2007, 2006 and 2005, such expenses included administrative services performed by the Adviser for which the Adviser was reimbursed by the Funds as set forth below:







         Fund           Fiscal Year Ended September 30      Administrative Reimbursements
         ----           ----------- ------------------      -----------------------------
Brandywine Fund                      2007                               $4,245
                                     2006                               $4,193
                                     2005                               $4,180

Brandywine Blue Fund                 2007                               $3,055
                                     2006                               $3,687
                                     2005                               $3,440



The Funds also pay the fees of directors who are not interested persons of the Companies, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the Funds' net asset values and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and stock transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems related thereto.


                  The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Funds' shares are qualified for sale. As of the date hereof, no such state law provision was applicable to either Fund. Each Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily agreed to reimburse each Fund for any such expenses incurred in excess of 2% of average net assets. No reimbursement was required during the fiscal years ended September 30, 2007, 2006 and 2005.


                  Each Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually, by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the applicable Company or by vote of a majority of the applicable Fund's stockholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund and that it shall be automatically terminated if it is assigned.

                  Each Advisory Agreement provides that the Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                                   Sub-Adviser

                  The sub-adviser to each Fund is Friess Associates of Delaware, LLC (the "Sub-Adviser"). AMG is the managing member of the Sub-Adviser. Pursuant to sub-advisory agreements between each Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreements"), the Sub-Adviser is responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. Under the Sub-Advisory Agreements, the Sub-Adviser, at its own expense and without reimbursement from the Companies or the Funds, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it. For its services to each Fund, the Adviser, not the Fund, pays the Sub-Adviser's fees.

                  Each Sub-Advisory Agreement will remain in effect for an initial two-year term and indefinitely thereafter as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the applicable Company, or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the applicable Company who are not interested parties to the Sub-Advisory

Agreement or interested persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement provides that it may be terminated at any time without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving thirty days' written notice to the other parties, and that it shall be automatically terminated if it is assigned.

                  Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the applicable Fund or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Sub-Advisory Agreement also provides that the Sub-Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

                  The benefits derived by the Adviser and the Sub-Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage."

                               Portfolio Managers


                  The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2007.





                                    Number of Other Accounts Managed             Number of Accounts and Total Assets for
                                    and Total Assets by Account Type             Which Advisory Fee is Performance-Based
                                    --------------------------------             ---------------------------------------
                              Registered     Other Pooled                       Registered     Other Pooled
         Name of              Investment      Investment          Other         Investment      Investment        Other
    Portfolio Managers        Companies        Vehicles          Accounts        Companies       Vehicles        Accounts
    ------------------        ---------        --------          --------        ---------       --------        --------
William F. D'Alonzo               3                1               148              --              --              --


                             $386,094,088    $641,487,579     $7,234,514,284        $--             $--            $--

Jonathan S. Fenn                  3                1               148              --              --              --


                             $386,094,088    $641,487,579     $7,234,514,284        $--             $--            $--

John P. Ragard                    3                1               148              --              --              --

                             $386,094,088    $641,487,579     $7,234,514,284        $--             $--            $--



                  The portfolio managers of the Adviser and the Sub-Adviser are often responsible for managing other accounts. The Adviser and the Sub-Adviser typically assign accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates or the Sub-Adviser or one of its affiliates, as the case may be, in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser and the Sub-Adviser have developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser and the Sub-Adviser have adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  With respect to initial public offerings and secondary offerings that are part of a syndicate calendar (collectively "IPOs") the Adviser and Sub-Adviser use their best efforts to allocate fairly IPOs to all eligible accounts. When feasible, IPOs are allocated pro rata to all eligible accounts. Such allocations are generally not feasible because IPO allocations are limited and a pro rata allocation would result in extremely small positions held by eligible accounts. To avoid this result IPOs are generally allocated to eligible accounts using a rotation system designed to treat equitably all eligible accounts. The rotation system considers the performance of IPOs previously allocated.


                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2007.





                                                                                   Method Used to Determine Compensation
          Name of                 Form of                 Source of            (Including Any Differences in Method Between
    Portfolio Managers          Compensation            Compensation                           Account Types)
    ------------------          ------------            ------------                           --------------
William F. D'Alonzo             Salary/Bonus         Adviser/Sub-Adviser      Mr.  D'Alonzo  receives a fixed  salary from the
                                                                              Adviser  that is set by  reference  to  industry
                                                                              standards.  He also  receives  an  annual  bonus
                                                                              based on the growth of client assets  managed by
                                                                              the Adviser and its resulting revenue.

Jonathan S. Fenn                Salary/Bonus         Adviser/Sub-Adviser      Mr.  Fenn  receives  a  fixed  salary  from  the
                                                                              Adviser  that is set by  reference  to  industry
                                                                              standards.    He   also   receives   an   annual
                                                                              subjective  bonus  based  solely on the  overall
                                                                              profitability  of the  Adviser  after  taxes for
                                                                              the prior fiscal year.

John P. Ragard                  Salary/Bonus         Adviser/Sub-Adviser      Mr.  Ragard  receives  a fixed  salary  from the
                                                                              Adviser  that is set by  reference  to  industry
                                                                              standards.    He   also   receives   an   annual
                                                                              subjective  bonus  based  solely on the  overall
                                                                              profitability  of the  Adviser  after  taxes for
                                                                              the prior fiscal year.

                  The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of December 31, 2007.





                                         Dollar Range of Equity Securities of        Dollar Range of Equity Securities of
Name of Portfolio Managers                          Brandywine Fund                          Brandywine Blue Fund
--------------------------                          ---------------                          --------------------
William F. D'Alonzo                                 Over $1,000,000                            Over $1,000,000

Jonathan S. Fenn                                   $10,001- $50,000                           $50,001 - $100,000

John P. Ragard                                           None                               $500,001 - $1,000,000



                               SERVICE AGREEMENTS

                  Each Fund has entered into a Service Agreement with Fiduciary Management, Inc., 100 East Wisconsin Avenue, Suite 2200, Milwaukee, Wisconsin 53202. Pursuant to such Service Agreements, Fiduciary Management, Inc. serves as the Funds' administrator and in this capacity is responsible for (a) calculating daily each Fund's net asset value, (b) recordkeeping and (c) preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission. For these services each Fund pays Fiduciary Management, Inc. a negotiated annual fee and varying fees for blue sky filing services. During each of the last three fiscal years, the Funds paid Fiduciary Management, Inc. fees pursuant to the Service Agreements as set forth below:





                                 Fiscal Year
         Fund                Ended September 30             Service Fees
         ----                ------------------             ------------

Brandywine Fund                     2007                      $576,071
                                    2006                      $615,000
                                    2005                      $615,000

Brandywine Blue Fund                2007                      $194,684
                                    2006                      $143,500
                                    2005                      $143,500




Each Service Agreement may be terminated at any time by either the Fund or Fiduciary Management, Inc. upon 90 days written notice. Each Service Agreement provides that Fiduciary Management, Inc. shall not be liable to the Fund, the Adviser or any stockholders of the Fund for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Fiduciary Management, Inc. performs similar services for other investment companies.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of each Fund normally will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

                  The net asset value (or "price") per share of each Fund is determined by dividing the total value of that Fund's investments and other assets less any liabilities, by the number of its outstanding shares. In calculating each Fund's net asset value, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other securities will generally be valued at the most recent bid price if market quotations are readily available. Debt securities (other than short term instruments) are valued at the latest bid prices furnished by independent pricing services.

                  The Funds value most money market instruments they hold at their amortized cost. If market quotations are not available, the Funds will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Funds may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

                               PURCHASE OF SHARES

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of that Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for that Fund. For purposes of determining the number of shares of the Fund to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7. No such transactions will be made with respect to any person in which an affiliated person of either Fund has a beneficial interest.

                              REDEMPTION OF SHARES

                  A stockholder's right to redeem shares of either Fund will be suspended and the stockholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

                  A stockholder who owns shares of either Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the stockholder at regular intervals. To establish the Systematic Withdrawal Plan, the stockholder deposits Fund shares with the applicable Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making withdrawal payments (not more frequently than monthly) of a fixed amount to the stockholder out of the account. Fund shares deposited by the stockholder in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Fund is required. The stockholder's signature should be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution.

                  There is no minimum withdrawal payment. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made on or about the day selected by the stockholder of each month in which a withdrawal payment is to be made. Establishment of a Systematic Withdrawal Plan should constitute an election by the stockholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The stockholder may deposit additional Fund shares in his account at any time.

                  Withdrawal payments cannot be considered as yield or income on the stockholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the stockholder's account.

                  The stockholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC in writing. The stockholder also may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying

U.S. Bancorp Fund Services, LLC by telephone at (800) 656-3017 or (414) 765-4124. Shareholders should notify the transfer agent of any changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for each Fund are made by the Adviser. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). However, in many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. While some brokers with whom a Fund effects portfolio transactions may recommend the purchase of either Fund's shares, the Adviser will not allocate portfolio brokerage on the basis of recommendations by the broker to purchase shares of the Funds.

                  In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts (or analysts of other firms retained by the broker) for consultation.

                  Entities or individuals providing these consulting services range from large full service brokerage firms to single person consultant firms. In return for these research services, the Adviser directs a portion of the Funds' brokerage to brokerage firms employing the persons providing the consulting services or to brokerage firms that contract with the individual or entity providing such services. The entities or individuals providing consulting services are compensated by their brokerage firms or by the brokerage firms with which they contract. They have no claims for, or rights to, compensation, employee benefits or other forms of remuneration from the Adviser. Individuals providing consulting services may or may not be registered broker-dealers or investment advisers themselves and may not be licensed investment adviser representatives or registered representatives. (For example, they may simply work for a full service brokerage firm.) They may be generalists providing advice about many industries, or specialists knowledgeable about a niche in a single industry. They may or may not provide consulting services to investment advisers other than the Adviser. The Adviser endeavors to build and maintain rapport with the individuals providing consulting services in order to more effectively serve the Adviser's clients. These individuals may be granted limited access to the

Adviser's research database and a company-wide list of holdings (but not individual client portfolios) so that they are better prepared to render advice and to avoid duplication of investment research efforts.

                  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion.

                  During each of the last three fiscal years, the Funds paid brokerage commissions as follows:




                                                                                Transactions for which
                             Fiscal Year Ended             Brokerage             Brokerage Commissions
               Fund            September 30             Commission Paid                Were Paid
               ----            ------------             ---------------                ---------

Brandywine Fund                    2007                   $16,766,669               $13,897,737,982
                                   2006                   $18,615,489               $15,664,621,595
                                   2005                   $19,024,789               $13,801,288,114

Brandywine Blue Fund               2007                    $9,990,576               $9,070,339,533
                                   2006                    $6,758,028               $9,772,380,991
                                   2005                    $4,133,045               $3,274,528,448



Of the brokerage commissions paid by Brandywine Fund in the fiscal year ended September 30, 2007 all but $762,303 on transactions of $955,822,291 were paid to brokers who provided research services to the Adviser. Of the brokerage commissions paid by Brandywine Blue Fund in the fiscal year ended September 30, 2007 all but $346,481 on transactions of $619,632,823 were paid to brokers who provided research services to the Adviser.


                                    CUSTODIAN

                  U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Funds. As such, U.S. Bank, N.A. holds all securities and cash of each Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Companies. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to stockholders. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street,

Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as each Fund's transfer agent and dividend disbursing agent.

                                      TAXES

                  Each of the Funds intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

                  Each Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the stockholder's holding period for the shares. Distributions from the Funds are taxable to stockholders, whether received in cash or in additional Fund shares. A portion of the income distributions of the Funds may be eligible for the 70% dividends-received deduction for domestic corporate stockholders.

                  Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him or her.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the stockholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Funds may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a stockholder fails to furnish the Funds with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              STOCKHOLDER MEETINGS

                  The Maryland General Corporation Law permits registered investment companies, such as the Companies, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. Each Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

                  Each Company's Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  With respect to each Company, upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to a Company's Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of such Company; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE


                  Brandywine Fund, Inc. has authorized capital of 500,000,000 shares of common stock and Brandywine Blue Fund, Inc. has authorized capital of 200,000,000 shares of common stock, of which 100,000,000 shares have been allocated to Brandywine Blue Fund and 100,000,000 shares have been allocated to Brandywine Advisors Midcap Growth Fund Each outstanding share entitles the holder to vote. Generally shares of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g. change in investment policy or approval of an investment advisory agreement).

                  The shares of each of Brandywine Blue Fund and Brandywine Advisors Midcap Growth Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings and profits and proceeds thereof belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of Brandywine Blue Fund, Inc. in the proportion that the total net assets of each Fund bears to the total net assets of both Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid to each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of Brandywine Blue Fund, Inc., the stockholders of each Fund will be entitled, out of the assets of Brandywine Blue Fund, Inc. available for distribution, to the assets belonging to each Fund.


                  All shares of Brandywine Fund participate equally in dividends and other distributions by such Fund and in the residual assets of such Fund in the event of liquidation.

                  Shares of each Fund have no preemptive, conversion, subscription or cumulative voting rights. Consequently, with respect to each of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc., the holders of more than 50% of the shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting will not be able to elect any person to the Board of Directors.

                  The shares of each Fund are redeemable and transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares have the same rights proportionately as full shares.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, currently serves as the independent registered public accounting firm for each Fund. PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Funds.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Funds may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Corporation Bond Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity, Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  Moody's Investors Service, Inc. Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium grade obligations; (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                                     PART C
                                OTHER INFORMATION

Item 23   Exhibits

(a)(i)    Registrant's Articles of Incorporation, as amended(1)

(a)(ii)   Articles Supplementary(4)

(a)(iii)  Articles Supplementary(4)

(b)       Registrant's By-Laws as amended(1)

(c)       None

(d)(i)    Investment Advisory Agreement (Brandywine Blue Fund)(5)

(d)(ii)   Sub-Advisory Agreement (Brandywine Blue Fund)(5)

(d)(iii)  Investment Advisory Agreement (Brandywine Advisors Fund)(6)

(d)(iv)   Sub-Advisory Agreement (Brandywine Advisors Fund)(6)

(e)       None

(f)       None

(g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.)(1)

(g)(ii)   Amendment to Custodian Agreement(4)


(g)(iii)  Amendment to Custodian Agreement(8)


(h)(i)    Service Agreement with Fiduciary Management, Inc. (Brandywine Blue
          Fund)(3)

(h)(ii)   Service Agreement with Fiduciary Management, Inc. (Brandywine Advisors
          Fund)(4)

(h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to US Bancorp Fund Services, LLC (Brandywine Blue
          Fund)(1)

(h)(iv)   Amendment to Transfer Agent Agreement(4)


(h)(v)    Amendment to Transfer Agent Agreement(8)


(i)       Opinion of Foley & Lardner LLP, counsel for Registrant

(j)(i)    Consent of PricewaterhouseCoopers LLP (Brandywine Blue Fund)

(j)(ii)   Consent of PricewaterhouseCoopers LLP (Brandywine Advisors Fund)

(k)       None

(l)       Subscription Agreement(2)

(m)       Service and Distribution Plan (Brandywine Advisors Fund)(4)

(n)       None

(p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, LLC(7)

----------------------

         (1) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 7 was filed on January 15, 1997 and its accession number is 0000897069-97-000011.

         (2) Previously filed as an exhibit to Post-Effective Amendment No. 8 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 8 was filed on January 30, 1998 and its accession number is 0000897069-98-000026.

         (3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on November 30, 1998 and its accession number is 0000897069-98-000590.

         (4) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

         (5) Previously filed as an exhibit to Post-Effective Amendment No. 11 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 11 was filed on August 16, 2000 and its accession number is 0000897069-00-000428.

         (6) Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on January 28, 2002 and its accession number is 0000897069-02-000042.

         (7) Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 19 was filed on January 27, 2006 and its accession number is 0000897069-06-000199.


         (8) Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on January 31, 2006 and its accession number is 0000897069-07-000229.


Item 24.  Persons Controlled by or under Common Control with Registrant

                  Registrant is controlled by Foster S. Friess and Lynnette E. Friess. Registrant neither controls any person nor is under common control with any other person.

Item 25.  Indemnification

                  Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw, which is in full force and effect and has not been modified or canceled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7. Indemnification.

          A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

          B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

          C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

          D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

          E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

          F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

          G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information for Brandywine Blue Fund pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  Principal Underwriters

                  Registrant has no principal underwriters.

Item 28.  Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Fiduciary Management, Inc. and Registrant's Custodian as follows: the documents required to be maintained by paragraphs (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by Fiduciary Management, Inc. at its offices at 225 East Mason Street, Suite 300, Milwaukee, Wisconsin 53202, and all other records will be maintained by the Custodian.

Item 29.  Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  Undertakings

                  Registrant undertakes to provide its annual report to shareholders upon request without charge to any recipient of a prospectus.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Wyoming on the 30 day of January, 2008.


                                     BRANDYWINE BLUE FUND, INC.
                                     (Registrant)


                                     By:   /s/ William F. D'Alonzo
                                           -------------------------------------
                                            William F. D'Alonzo, President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




             Name                                      Title                          Date

/s/ Willaim F. D'Alonzo                     Principal Executive Officer         January 30, 2008
----------------------------------          and Director
William F. D'Alonzo


/s/ Lynda J. Campbell                       Principal Financial and             January 30, 2008
----------------------------------          Accounting Officer
Lynda J. Campbell


/s/ Foster S. Friess                        Director                            January 30, 2008
----------------------------------
Foster S. Friess


/s/ Robert F. Birch                         Director                            January 30, 2008
----------------------------------
Robert F. Birch


/s/ Charles Quentin Sweeting Jackson        Director                            January 30, 2008
------------------------------------
Charles Quentin Sweeting Jackson


/s/ Stuart A. McFarland                     Director                            January 30, 2008
----------------------------------
Stuart A. McFarland


/s/ W. Richard Scarlett III                 Director                            January 30, 2008
----------------------------------
W. Richard Scarlett III


/s/ Thomas D. Wren                          Director                            January 30, 2008
----------------------------------
Thomas D. Wren


/s/ James W. Zug                            Director                            January 30, 2008
----------------------------------
James W. Zug

                                  EXHIBIT INDEX

Exhibit No.                                                   Exhibit

(a)(i)    Registrant's Articles of Incorporation, as amended*

(a)(ii)   Articles Supplementary*

(a)(iii)  Articles Supplementary*

(b)       Registrant's Bylaws*

(c)       None

(d)(i)    Investment Advisory Agreement (Brandywine Blue Fund)*

(d)(ii)   Sub-Advisory Agreement (Brandywine Blue Fund)*

(d)(iii)  Investment Advisory Agreement (Brandywine Advisors Fund)*

(d)(iv)   Sub-Advisory Agreement (Brandywine Advisors Fund)*

(e)       None

(f)       None

(g)(i) Custodian Agreement with Firstar Trust Company (predecessor to U.S. Bank, N.A.) *

(g)(ii)   Amendment to Custodian Agreement*


(g)(iii)  Amendment to Custodian Agreement*


(h)(i)    Service Agreement with Fiduciary Management, Inc. (Brandywine Blue
          Fund)*

(h)(ii)   Service Agreement with Fiduciary Management, Inc. (Brandywine Advisors
          Fund) *

(h)(iii) Transfer Agent Agreement with First Wisconsin Trust Company (predecessor to US Bancorp Fund Services, LLC)*

(h)(iv)   Amendment to Transfer Agent Agreement*


(h)(v)    Amendment to Transfer Agent Agreement*


(i)       Opinion of Foley & Lardner LLP, counsel for Registrant

(j)(i)    Consent of PricewaterhouseCoopers LLP (Brandywine Blue Fund)

(j)(ii)   Consent of PricewaterhouseCoopers LLP (Brandywine Advisors Fund)

(k)       None

(l)       Subscription Agreement*

(m)       Service and Distribution Plan*

(n)       None

(p) Code of Ethics of Brandywine Fund, Inc., Brandywine Blue Fund, Inc. and Friess Associates, LLC*

-------------------

* Filed previously.